FUND PARTICIPATION AGREEMENT
THIS AGREEMENT is entered into as of this 16th day of March, 1999 among HARTFORD LIFE INSURANCE COMPANY ("HL), HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HL&A") (collectively, HL and HL&A may hereinafter be referred to as "Hartford"), both life insurance companies organized under the laws of the State of Connecticut, AMERICAN VARIABLE INSURANCE SERIES ("Series"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, and CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), a corporation organized under the laws of the State of Delaware, and having a business address of 333 South Hope Street, Los Angeles, California 90071.
WITNESSETH:
WHEREAS, Hartford proposes to issue to the public, now and in the future, certain multi-manager variable annuity contracts ("Contracts");
WHEREAS, Hartford has established one (1) or more separate accounts ("Account") for the purposes of issuing the Contracts and has or will register the Account with the United States Securities Exchange Commission ("the SEC") as an unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and pursuant to the Connecticut Insurance Code;
WHEREAS, the Series has received a "Mixed and Shared Funding Order" from the SEC granting relief from the certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Series to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies;
WHEREAS, the Series is divided into various funds ("Funds"), each Fund being subject to certain fundamental investment policies which may not be changed without a majority vote of the shareholders of such Fund;
WHEREAS, certain Funds will serve as the underlying investment medium for the Contracts; and
WHEREAS, CRMC is the investment adviser for the Series.
NOW THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, Hartford, the Account, the Series and CRMC hereby agree as follows:
1.    The Series and CRMC each represents and warrants to Hartford that: (i) a registration statement under the Securities Act of 1933 ("1933 Act") and under the 1940 Act with respect to the Series has been filed with the SEC in the form previously delivered to Hartford, and copies of any and all amendments thereto will be forwarded to Hartford at the time that they are filed with the SEC; (ii) the Series is, and shall be at all times while this Agreement is in force, lawfully organized, validly existing, and properly qualified as an open-end management investment company in accordance with the laws of the Commonwealth of Massachusetts; and (iii) the Series registration statement and any further amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the SEC thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Series by Hartford expressly for use therein.

    2.    The Series will furnish to Hartford such information with respect to the Series in such form and signed by such of its officers as Hartford may reasonably request, and will warrant that the statements therein contained when so signed will be true and correct. The Series will advise Hartford immediately of: (a) any request by the SEC (i) for amendment of the registration statement relating to the Series or (ii) for additional information; (b) the issuance by the SEC of any stop order suspending the effectiveness of the registration statement of the Series or the initiation of any proceeding for that purpose; (c) the institution of any proceeding, investigation or hearing involving the offer or sale of the Contracts or the Series of which it becomes aware; or (d) the happening of any material event, if known, which makes untrue any statement made in the registration statement of the Series or which requires the making of a change therein in order to make any statement made therein not misleading.

    3.    The Series will use best efforts to register for sale under the 1933 Act and, if required, under state securities laws, such additional shares of the Series as may reasonably be necessary for use as the funding vehicle for the Contracts.

    4.    The Series agrees to make Class 1 and Class 2 shares of all of its Funds available to the Contract. To the extent Hartford uses Class 2 shares, it will be entitled to a fee from the Series of .25% per annum of Class 2 assets attributable to the Contracts to offset Contract marketing expenses for as long as e cries ule 12b-1 plan remains in e ect. Fun shares to be made available to Accounts for the Contracts shall be sold by the Series and purchased by Hartford for a given Account at the net asset value (without the imposition of a sales load) next computed after receipt of each order by the Series or its designee, as established in accordance with the provisions of the then current prospectus of the Series. For purposes of this Paragraph 4, HL and HL&A each shall be a designee of the Series for receipt of such orders from each Account, and receipt by such designee by 4:00 p.m. Eastern time shall constitute receipt by the Series; provided that the Series receives notice of such order by 9:30 a.m. Eastern time on the following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange ("NYSE") is open for trading and on which the Series calculates its net asset value pursuant to the rules of the SEC. The Series will make its shares available indefinitely for purchase at the applicable net asset value per share by each Company and its Accounts on those days on which the Series calculates its net asset value pursuant to the rules of the SEC, and the Series shall use its best efforts to calculate such net asset value on each day on which the NYSE is open for trading. The Series shall make the net asset value per share for each of the Funds available to HL and/or HL&A on a daily basis as soon as reasonably practical after the Series calculates its net asset value per share, and the Series shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time. The Series, and its investment adviser, CRMC, are responsible for maintaining net asset values for the Funds in accordance with the requirements of the 1940 Act and its current prospectus. Shares of particular Funds shall be ordered in such quantities and at such times as determined by Hartford to be necessary to meet the requirements of the Contracts. Orders or payments for shares purchased will be sent promptly to the Series and will be made in federal funds transmitted by wire.
The Series reserves the right to temporarily suspend sales if the Board of Trustees of the Series deems it appropriate and in the best interests of the Series or in response to the order of an appropriate regulatory authority.

            5.    The Contracts funded through the Account will provide for the allocation of net amounts among certain subaccounts for investment in such shares of the Funds as may be offered from time to time in the Contracts. The selection of the particular subaccount is to be made by the Contract owner and such selection may be changed in accordance with the terms of the Contracts.

            6.    Transfer of the Series' shares will be by book entry only. No stock certificates will be issued to the Account. Shares ordered from a particular Fund will be recorded by the Series as instructed by HL or HL&A in an appropriate title for the corresponding Account or subaccount.

            7.    The Series shall furnish notice promptly to Hartford of any dividend or distribution payable on any shares underlying subaccounts. HL and HL&A hereby elect to receive all such dividends and distributions as are payable on shares of a Fund recorded in the title for the corresponding subaccount in additional shares of that Fund. The Series shall notify Hartford of the number of shares so issued. HL and HL&A each reserve the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.

            8.    The Series shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Paragraph 8, HL and HL&A each shall be a designee of the Series for receipt of requests for redemption from each Account, and receipt by such designee by 4:00 p.m. Eastern time shall constitute receipt by the Series; provided that the Series receives notice of such request for redemption by 9:30 a.m. Eastern time on the following Business Day. HL and HL&A each shall purchase and redeem the shares of Funds offered by the then current prospectus of the Series in accordance with the provisions of such prospectus.

            9.    The Series shall pay all expenses incidental to its performance under this Agreement. The
Series shall see to it that all of its shares are registered and authorized for issue in accordance with applicable federal and state laws prior to their purchase for the Account. The Series shall bear the expenses for the cost of registration of its shares, preparation of prospectuses to be sent to existing Contract owners, proxy materials and reports, the printing and distribution of such items to each Contract owner who has allocated net amounts to any Subaccount, the preparation of all statements and notices required from it by any federal or state law, and taxes on the issue or transfer of the Series' shares subject to this Agreement. The Series will provide Hartford, at least once a year, with enough copies of its Statement of Additional Information to be able to distribute one (1) to each Contract owner or prospective Contract owner who requests such Statement of Additional Information.

    10.    Hartford shall bear the expenses for the cost of preparation and delivery of Series prospectuses to be sent to prospective Contract owners. The Series shall provide, at its expense, such documentation (in camera ready or other mutually agreeable form) and other assistance as is reasonably necessary in order for Hartford once each year (or more frequently if the prospectus for the Series is amended) to have the prospectus or prospectuses for the Contracts and the Series prospectus printed together in one (1) or more documents (such printing to be done at Hartford's expense).

    11.    Hartford represents and warrants to the Series that any information furnished in writing by Hartford to the Series for use in the registration statement of the Series will not result in the registration statement's failing to conform in all respects to the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder or containing any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    12.    Hartford and its affiliates shall make no representations concerning the Series' shares except those contained in the then current prospectus of the Series, in such printed information subsequently issued on behalf of the Series or other funds managed by CRMC as supplemental to the appropriate fund prospectus or in materials approved by AFD, as provided in the Business Agreement in effect among Hartford, AFD, and CRMC dated March 4, 1999 ("Business Agreement").

    13.    Shares of the Series may be offered to separate accounts of various insurance companies in addition to Hartford. No shares of the Series shall be sold to the general public in contravention of Section 817 of the Internal Revenue Code of 1986 as amended and the regulations thereunder ("Section 817").

    14.    The parties to this Agreement recognize that due to differences in tax treatment or other considerations, the interests of various Contract owners participating in one or more Funds might, at some time, be in conflict. Each party shall report to the other party any potential or existing conflict of which it becomes aware. The Board of Trustees of the Series shall promptly notify Hartford of the existence of irreconcilable material conflict and its implications. If such a conflict exists, Hartford will, at its own expense, take whatever action it deems necessary to remedy such conflict; in any case, Contract owners will not be required to bear such expenses.
5.    The Series agrees to comply with the diversification requirements of Section 817.

    16.    Hartford agrees to indemnify and hold the Series harmless against, any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) which the Series may be subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arising as a result of Hartford's (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature; (b) making untrue statements of material facts that the Series includes in their materials, provided the Series relies on information supplied by Hartford; (c) unlawful conduct by Hartford with respect to the sale of the Contracts or Fund shares; and (d) breaching this Agreement or a representation or warranty.

    17.    The Series and CRMC each agrees to indemnify and hold Hartford harmless against, any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) which Hartford may be subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arising as a result of the Series', or CRMC's (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature; (b) making untrue statements of material facts that the Series includes in their materials, provided Hartford relies on information supplied by the Series; (c) unlawful conduct by the Series with respect to the sale of the Contracts or Fund shares; and (d) breaching this Agreement or a representation or warranty.

    18.    Hartford shall be responsible for assuring that the Account calculates pass-through voting privileges of Contract owners in a manner consistent with the method of calculating pass-through voting privileges set forth in the current Contract.

    19.    The parties understand that there is no intention to create a joint venture in the subject matter of this Agreement. Accordingly, the right to terminate this Agreement and to engage in any activity not inconsistent with this Agreement is absolute. This Agreement will terminate:
(i)    By any party at any time upon two (2) years' written notice to the other parties; provided, however, that such notice may be given only after June 30, 2004; or
at the option of Hartford or the Series upon ten (10) calendar days' prior written notice to the other party if a final non-appealable administrative or judicial decision is entered against the other party which has a material impact on the Contracts;
at the option of Hartford, upon ten (10) calendar days' prior written notice, if shares of the Series are not reasonably available;
at the option of Hartford, immediately upon written notice, if the Series or CRMC fails to meet the requirements for either diversification under Section 817 or registered investment company status or if the Board of the Series terminates the Class 2 Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act; or
(v)    in the event the Series' shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as an underlying investment for the Contracts issued or to be issued by Hartford; in such event prompt notice shall be given by Hartford or the Series to the other party.
The effective date for termination pursuant to any notice given under this Paragraph shall be calculated beginning with the date of receipt of such notice.
20.    All notices, consents, waivers, and other communications under this Agreement must be in writing, and will be deemed to have been duly received (a) when delivered by hand (with written confirmation of receipt), (b) when sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) the day after it is sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):
If to Hartford:
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Stephen Joyce, Vice President Investment Product Sales
Facsimile No.: 860-843-3550
with a copy to:
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street

Simsbury, CT 06089
Attention: Lynda Godkin, Senior Vice President, General Counsel and Secretary
Facsimile No.: 860-843-8665
If to Series:
American Variable Insurance Series
333 S. Hope Street, 55th Floor
Los Angeles, California 90071
Attention: Michael J. Downer, Vice President
Facsimile No.: 213-486-9041

with a copy to:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, California 90071
Attention:    Kenneth R. Gorvetzian, Vice President and Senior Counsel,
                         Fund Business Management Group
Facsimile No.: 213-486-9041
If to CRMC:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071
Attention:     Michael J. Downer, Senior Vice President and Legal Counsel,
                         Fund Business Management Group, and Secretary
Facsimile No.: 213-486-9041
with a copy to:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, California 90071
Attention:     Kenneth R. Gorvetzian, Vice President and Senior Counsel,
                         Fund Business Management Group
Facsimile No.: 213-486-9041

    21.    If this Agreement terminates, any provision of this Agreement necessary to the orderly windup of business under it will remain in effect as to that business, after termination.

    22.    If this Agreement terminates, the Series, at Hartford's option, will continue to make additional shares of the Series available for all existing Contracts as of the effective date of termination (under the same terms and conditions as were in effect prior to termination of this Agreement with respect to existing Contract owners), unless the Series liquidates or applicable laws prohibit further sales. Hartford agrees not to redeem shares unless legitimately required to do so according to a Contract owner's request or under an order from the SEC.

    23.    The obligations of the Series under this Agreement are not binding upon any of the Trustees, officers, employees, or shareholders (except CRMC if it is a shareholder) of the Series individually, but bind only the Series' assets. When seeking satisfaction for any liability of the Series in respect of this Agreement, Hartford and the Account agree not to seek recourse against said Trustees, officers, employees, or shareholders, or any of them, or any of their personal assets for such satisfaction.

Notwithstanding the foregoing, if Hartford seeks satisfaction for any liability of the Series in respect of this Agreement, Hartford and the Account may seek recourse against CRMC.

    24.    This Agreement shall be construed in accordance with the laws of the State of New York.

    25.    This Agreement and the parties' rights, duties, and obligations under this Agreement are not transferable or assignable by any of them without the express, prior written consent of the other party hereto. Any attempt by a party to transfer or assign this Agreement or any of its rights, duties or obligations under this Agreement without such consent is void.

    26.    The following Paragraphs shall survive any termination of this Agreement: 4, 16, 17, 20, 21-26.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested as of the date first above written.

                        HARTFORD LIFE INSURANCE COMPANY
                        (on behalf of the Account and itself)

Attest:
                        By: /s/ Peter Cummins
/s/ Brian S. Becker                Its: Senior Vice President

                        HARTFORD LIFE AND ANNUITY
                        INSURANCE COMPANY

Attest:
                        By: /s/ Peter Cummins
/s/ Brian S. Becker                Its: Senior Vice President

                        AMERICAN VARIABLE INSURANCE
                        SERIES

Attest:
                        By: /s/ Michael Downer
/s/ [illegible]                    Its: Vice President

                        CAPITAL RESEARCH AND MANAGEMENT
                        COMPANY
Attest:
                        By: /s/ Michael Downer
/s/ [illegible]                    Its: Senior Vice President, Fund Business
                        Management Group, Legal Counsel
                        and Secretary

Amendment #1 to the
Fund Participation Agreement
The Fund Participation Agreement (the "Agreement"), dated March 16, 1999, by and among Hartford Life Insurance Company ("HL"), Hartford Life and Annuity Insurance Company ("HLA") (collectively HL and HLA may hereinafter be referred to as "Hartford"), American Funds Insurance Series (formerly known as American Variable Insurance Series) ("Series") and Capital Research Management Company ("CRMC") is hereby amended as follows:
1. The Agreement is amended to include the following:
27. Notwithstanding anything possibly to the contrary in the Agreement or any Rule 22c-2 Shareholder Information Agreement entered into by the parties, the Series agrees that the actions of a Contract owner selecting or deselecting a Company sponsored dynamic or static asset allocation model no more than 12 times per year (and the resulting transactions in the underlying Funds) shall not constitute frequent trading as described in the Series prospectus or the Rule 22c-2 Shareholder Information Agreement. Except as provided herein, the Rule 22c-2 Shareholder Information Agreement shall remain in full force and effect.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective date: May 1, 2008
HARTFORD LIFE INSURANCE COMPANY        AMERICAN FUNDS INSURANCE SERIES
                            (F/K/A AMERICAN VARIABLE INSURANCE
By its authorized officer,                SERIES)

                            By its authorized officer,
By: /s/ Robert Arena
                            By: /s/ Steven I. Koszalka
Name: Robert Arena
                            Name: Steven I. Koszalka
Its: SVP
                            Its: Secretary
Date: 4/29/08
                            Date:

Approved for Signature by CRMC Legal Dept.	WRB

HARTFORD LIFE AND ANNUITY            CAPITAL RESEARCH AND MANAGEMENT
INSURANCE COMPANY                COMPANY

By its authorized officer,                By its authorized officer,

By: /s/ Robert Arena                    By: /s/ Michael J. Downer

Name: Robert Arena                    Name: Michael J. Downer

Its: SVP                        Its: Vice President and Secretary

Date: 4/29/08                        Date: 5/2/2008

FUND PARTICIPATION AGREEMENT
THIS AGREEMENT is entered into as of this 1st of July, 2000 among HARTFORD LIFE
INSURANCE COMPANY ("HL"), HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HL&A") (collectively, HL and HL&A may hereinafter be referred to as "Hartford"), both life insurance companies organized under the laws of the State of Connecticut, AMERICAN VARIABLE INSURANCE SERIES ("Series"), an open-end management investment company organiia under the laws of the Commonwealth of Massachusetts, and CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), a corporation organized under the laws of the State of Delaware, and having a business address of 333 South Hope Street, Los Angeles, California 90071.
WITNESSETH:
WHEREAS, Hartford proposes to issue to the public, now and in the future, certain variable life insurance contracts ("Contracts");
WHEREAS, Hartford has established one (1) or more separate accounts ("Account") for the purposes of issuing the Contracts and has or will register the Account with the United States Securities Exchange Commission ("the SEC"), unless an exemption from registration is available, as an unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and pursuant to the Connecticut Insurance Code;
WHEREAS, the Series has received a "Mixed and Shared Funding Order" from the SEC granting relief from the certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of Series to be sold to variable annuity and life-insurance separate accounts of unaffiliated insurance companies;
WHEREAS, the Series is divided into various funds ("Funds"), each Fund being subject to certain fundamental investment policies which may not be changed without a majority vote of the shareholders of such Fund;

    WHEREAS, certain Funds will serve as the underlying investment medium for the Contracts; and WHEREAS, CRMC is the investment adviser for the Series.
NOW THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, Hartford, the Account, the Series and CRMC hereby agree as follows:
1. The Series and CRMC each represents and warrants to Hartford that: (i) a registration statement under the Securities Act of 1933 ("1933 Act") and under the 1940 Act with respect to the Series has been filed with the SEC in the form previously delivered to Hartford, and copies of any and all amendments thereto will be forwarded to Hartford at the time that they are filed with the SEC; (ii) the Series is, and shall be at all times while this Agreement is in force, lawfully organized, validly existing, and properly qualified as an open-end management investment company in accordance with the laws of the Commonwealth of Massachusetts; and (iii) the Series registration statement and any further amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the SEC thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in compiance upon and in conformity with information furnished in writing to the Series by Hartford expressly for therein.
1.1    Hartford represents and warrants to the Series and CRMC that the Contracts are or will be registered under the 1933 Act or are exempt or not subject to registration thereunder, and that the Contracts will be issued, sold and distributed in compliance in all material respects with all applicable state and federal laws, rules and regulations. Hartford further represents and warrants that each of HL and HL&A are insurance companies duly organized and in good standing under applicable law and that each Account has been, or will be, established as a segregated asset account under applicable law and has registered or, prior to the issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the 1940 Act (unless exempt therefrom) to serve as segregated asset accounts for the Contracts, and that Hartford will maintain such registration for so long as any Contracts are outstanding. Hartford shall amend all registration statements under the 1933 Act and the 1940 Act, as applicable, with respect to both the Accounts and the Contracts from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. Hartford shall register and qualify the Contracts for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by Hartford.

         1.2    Hartford represents and warrants that the Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Internal Revenue Code of 1986, as amended, that it will maintain such treatment and that it will notify the Series or AFD immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.
    2.    The Series will furnish to Hartford such information with respect to the Series in such form and signed by such of its officers as Hartford may reasonably request, and will warrant that the statements therein contained when so signed will be true and correct. The Series will advise Hartford immediately of. (a) any request by the SEC (i) for amendment of the registration statement relating to the Series or (ii) for additional information; (b) the issuance by the SEC of any stop order suspending the effectiveness of the registration statement of the Series or the initiation of any proceeding for that purpose; (c) the institution of any proceeding, investigation or hearing involving the offer or sale of the Contracts or the Series of which it becomes aware; or (d) the happening of any material event, if known, which makes untrue any statement made in the registration statement of the Series or which requires the making of a change therein in order to make any statement made therein not misleading.
    3.    The Series will use best efforts to register for sale under the 1933 Act and, if required, under state securities laws, such additional shares of the Series as may reasonably be necessary for use as the funding vehicle for the Contracts.
    4.    The Series agrees to make Class I and Class 2 shares of all of its Funds available to the Contract. To the extent Hartford uses Class 2 shares, it will be entitled to a fee from the Series of .25% per annum of Class 2 assets attributable to the Contracts to offset Contract marketing expenses for as long as the Series' Rule 12b-1 plan remains in effect. Fund shares to be made available to Accounts for the Contracts shall be sold by series and purchased by Hartford for a given Account at the net asset value (without the imposition of a sales load) next computed after receipt of each order by the Series or its designee, as established in accordance with the provisions of the then current prospectus of the Series. For purposes of this Paragraph 4, HL and HL&A each shall be a designee of the Series for receipt of such orders from each Account, and receipt by such .mee by 4:00 p.m. Eastern time shall constitute receipt by the Series; provided that the Series receives notice of such order by 9:30 a.m. Eastern time on the following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange ("NYSE") is open for trading and on which the Series calculates its net asset value pursuant to the rules of the SEC. The Series will make its shares available indefinitely for purchase at the applicable net asset value per share by Hartford and its Accounts on those days on which the Series calculates its net asset value pursuant to the rules of the SEC, and the Series shall use its best efforts to calculate such net asset value on each day on which the NYSE is open for trading. The Series shall make the net asset value per share for each of the Funds available to HL and/or HL&A on a daily basis as soon as reasonably practical after the Series calculates its net asset value per share, and the Series shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time. The Series, and its investment adviser, CRMC, are responsible for maintaining net asset values for the Funds in accordance with the requirements of the 1940 Act and its current prospectus. Shares of particular Funds shall be ordered in such quantities and at such times as determined by Hartford to be necessary to meet the requirements of the Contracts. Orders or payments for shares purchased will be sent promptly to the Series and will be made in federal funds transmitted by wire.
The Series reserves the right to temporarily suspend sales if the Board of Trustees of the Series deems it appropriate and in the best interests of the Series or in response to the order of an appropriate regulatory authority.
    5.    The Contracts funded through the Account will provide for the allocation of net amounts among [illegible] subaccounts for investment in such shares of the Funds as may be offered from time to time in the zacts. The selection of the particular subaccount is to be made by the Contract owner and such selection may be changed in accordance with the terms of the Contracts.
    6.    Transfer of the Series' shares will be by book entry only. No stock certificates will be issued to the Account. Shares ordered from a particular Fund will be recorded by the Series as instructed by HL or HL&A in an appropriate title for the corresponding Account or subaccount.
    7.    The Series shall furnish notice promptly to Hartford of any dividend or distribution payable on any shares underlying subaccounts. HL and HL&A hereby elect to receive all such dividends and distributions as are payable on shares of a Fund recorded in the title for the corresponding subaccount in additional shares of that Fund. The Series shall notify Hartford of the number of shares so issued. HL and HL&A each reserve the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.
    8.    The Series shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Paragraph 8, HL and HL&A each shall be a designee of the Series for receipt of requests for redemption from each Account, and receipt by such designee by 4:00 p.m. Eastern time shall constitute receipt by the Series; provided that the Series receives notice of such request for redemption by 9:30 a.m. Eastern time on the following Business Day. HL and HL&A each shall purchase and redeem the shares of Funds offered by the then current prospectus of the Series in accordance with the provisions of such prospectus.
    9.    The Series shall pay all expenses incidental to its performance under this Agreement. The Series see to it that all of its shares are registered and authorized for issue in accordance with applicable federal and state laws prior to their purchase for the Account. The Series shall bear the expenses for the cost of registration of its shares, preparation of prospectuses to be sent to existing Contract owners, proxy materials and reports, the printing and distribution of such items to each Contract owner who has allocated net amounts to any [illegible] account, the preparation of all statements and notices required from it by any federal or state law, and taxes issue or transfer of the Series' shares subject to this

Agreement. The Series will provide Hartford, on request, at least once a year, with enough copies of its Statement of Additional Information to be able to distribute one (1) to each Contract owner or prospective Contract owner who requests such Statement of Additional Information.
    10.    Hartford shall bear the expenses for the cost of preparation and delivery of Series prospectuses to be sent to prospective Contract owners. The Series shall provide, at its expense, such documentation (in camera ready or other mutually agreeable form) and other assistance as is reasonably necessary in order for Hartford once each year (or more frequently if the prospectus for the Series is amended) to have the prospectus or prospectuses for the Contracts and the Series prospectus printed together in one (1) or more documents (such printing to be done at Hartford's expense).
    11.    Hartford represents and warrants to the Series that any information furnished in writing by Hartford to the Series for use in the registration statement of the Series will not result in the registration statement's failing to conform in all respects to the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder or containing any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
    12.    Hartford and its affiliates shall make no representations concerning the Series' shares except those contained in the then current prospectus of the Series, in such printed information subsequently issued on behalf of the Series or other funds managed by CRMC as supplemental to the appropriate fund prospectus or in materials approved by AFD, as provided in the Business Agreement in effect among Hartford, AFD, and CRMC dated March 4, 1999 ("Business Agreement").
    13.    Shares of the Series may be offered to separate accounts of various insurance companies in addition to Hartford. No shares of the Series shall be sold to the general public in contravention of Section 817 of the Internal Revenue Code of 1986 as amended and the regulations thereunder ("Section 817").
    14.    The parties to this Agreement recognize that due to differences in tax treatment or other considerations, the interests of various Contract owners participating in one or more Funds might, at some time, be in conflict. Each party shall report to the other party any potential or existing conflict of which it becomes aware. The Board of Trustees of the Series shall promptly notify Hartford of the existence of irreconcilable material conflict and its implications. If such a conflict exists, Hartford will, at its own expense, take whatever action it deems necessary to remedy such conflict; in any case, Contract owners will not be required to bear such expenses.
    15.    The Series agrees to comply with the diversification requirements of Section 817.
    16.    Hartford agrees to indemnify and hold the Series harmless against, any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Series may be subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or as in respect thereof) or settlements arise as a result of Hartford's (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature; (b) making untrue statements of material facts that the Series includes in their materials, provided the Series relies on information supplied by Hartford; (c) unlawful conduct by Hartford with respect to the sale of the Contracts or Fund shares; and (d) breaching this Agreement or a representation or warranty.
    17.    The Series and CRMC each agrees to indemnify and hold Hartford harmless against, any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which

Hartford may be subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise as a result of the Series', or CRMC's (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature; (b) making untrue statements of material facts that Hartford includes in their materials, provided Hartford relies on information supplied by the Series; (c) unlawful conduct by the Series with respect to the sale of the Contracts or Fund shares; and (d) breaching this Agreement or a representation or warranty.
    18.    For its unregistered Accounts which are exempt from registration under the 1940 Act in reliance upon Section 3(c)(1) or Section 3(c)(7) thereof, Hartford represents and agrees that:
(a)    the principal underwriter for each such unregistered Account and its subaccounts is registered as a broker-dealer under the Securities and Exchange Act of 1934 (the "1934 Act");
(b)    the shares of the Funds of the Series are and will continue to be the only investment securities held by the corresponding Account subaccounts; and
(c)    with regard to each Fund, Hartford, on behalf of the corresponding Account subaccount, will:
(i) vote such shares held by it in the same proportion as the vote of all other holders of such shares; and
(ii) refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.
    19.    The parties understand that there is no intention to create a joint venture in the subject matter of this Agreement. Accordingly, the right to terminate this Agreement and to engage in any activity not inconsistent with this Agreement is absolute. This Agreement will terminate:
(i)By any party at any time upon two (2) years' written notice to the other parties; provided, however, that such notice may be given only after June 30, 2004; or
(ii)at the option of Hartford or the Series upon ten (10) calendar days' prior written notice to the other party if a final non-appealable administrative or judicial decision is entered against the other party which has a material impact on the Contracts;
(iii)at the option of Hartford, upon ten (10) calendar days' prior written notice, if shares of the Series are not reasonably available;

(iv)    at the option of Hartford, immediately upon written notice, if the Series or CRMC fails to meet the requirements for either diversification under Section 817 or registered investment company status or if the Board of the Series terminates the Class 2 Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act; or

(v)    in the event the Series' shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as an underlying investment for the Contracts issued or to be issued by Hartford; in such event prompt notice shall be given by Hartford or the Series to the other party.
The effective date for termination pursuant to any notice given under this Paragraph shall be calculated beginning with the date of receipt of such notice.
20.    All notices, consents, waivers, and other communications under this Agreement must be in writing, and will be deemed to have been duly received (a) when delivered by hand (with written confirmation of receipt), (b) when sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) the day after it is sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):
If to Hartford:
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Stephen Joyce, Vice President Investment Product Sales
Facsimile No.: 860-843-3550
with a copy to:
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Lynda Godkin, Senior Vice President, General Counsel and Secretary
Facsimile No.: 860-843-8665
International Corporate Marketing Group Inc.
100 Campus Drive
Suite 250
Florham Park, NJ 07930
Attention: Joseph Mahoney Facsimile No.: 973-966-6330

If to Series:
American Variable Insurance Series
333 S. Hope Street, 55th Floor
Los Angeles, California 90071
Attention: Michael J. Downer, Vice President
Facsimile No.: 213-486-9041
with a copy to:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, California 90071
Attention: Kenneth R. Gorvetzian, Vice President and Senior Counsel,
Fund Business Management Group

Facsimile No.: 213-486-9041
If to CRMC:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071
Attention: Michael J. Downer, Senior Vice President and Legal Counsel,
Fund Business Management Group, and Secretary
Facsimile No.: 213-486-9041
with a copy to:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, California 90071
Attention: Kenneth R. Gorvetzian, Vice President and Senior Counsel,
Fund Business Management Group
Facsimile No.: 213-486-9041
    21.    If this Agreement terminates, any provision of this Agreement necessary to the orderly windup of business under it will remain in effect as to that business, after termination.
    22.    If this Agreement terminates, the Series, at Hartford's option, will continue to make additional shares of the Series available for all existing Contracts as of the effective date of termination (under the same terms and conditions as were in effect prior to termination of this Agreement with respect to existing Contract owners), unless the Series liquidates or applicable laws prohibit further sales. Hartford agrees not to redeem shares unless legitimately required to do so according to a Contract owner's request or under an order from the SEC.
    23.    The obligations of the Series under this Agreement are not binding upon any of the Trustees, officers, employees, or shareholders (except CRMC if it is a shareholder) of the Series individually, but bind only the Series' assets. When seeking satisfaction for any liability of the Series in respect of this Agreement, Hartford and the Account agree not to seek recourse against said Trustees, officers, employees, or shareholders, or any of them, or any of their personal assets for such satisfaction. Notwithstanding the foregoing, if Hartford s satisfaction for any liability of the Series in respect of this Agreement, Hartford and the Account may seek recourse against CRMC.

24.    This Agreement shall be construed in accordance with the laws of the State of New York.
         25.    This Agreement and the parties' rights, duties, and obligations under this Agreement are not transferable or assignable by any of them without the express, prior written consent of the other party hereto. Any attempt by a party to transfer or assign this Agreement or any of its rights, duties or obligations under this Agreement without such consent is void.

         26.    The following Paragraphs shall survive any termination of this Agreement: 4, 16, 17, 20,
21-26.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY (on behalf of the Account and itself)
		By:	/s/ illegible]
Attest:	/s/ Suzanne [illegible]
		Its:	Vice President

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

		By:	/s/ illegible]
Attest:	/s/ Suzanne [illegible]
		Its:	Vice President

AMERICAN VARIABLE INSURANCE SERIES
		By:	/s/ Michael J. Downer
Attest:	/s/ [illegible]		Michael J. Downer
		Its:	Senior Vice President

CAPITAL RESERACH AND MANAGEMENT COMPANY
		By:	/s/ Michael J. Downer
Attest:	/s/ [illegible]		Michael J. Downer
		Its:	Senior Vice President, Fund Business
Management Group

Approved for Signature by CRMC Legal Dept	[illegible]

Schedule A
Accounts and Contracts Subject To The Participation Agreement

Name of Separate Account	Contracts Funded by Separate Account
Separate Account ICMG Series III-B (February 8, 1996)	GVL-93P
Separate Account ICMG Series VII (April 1, 1999)	GVL-93P
Separate Account ICMG Series VII (April 1, 1999)	IVL-99P

Amendment #1 to the
Fund Participation Agreement, effective July 1, 2000,
between
Hartford Life Insurance Company,
Hartford Life and Annuity Insurance Company,
American Variable Insurance Series and
Capital Research and Management Company
All defined terms in the Agreement are applicable to this Amendment.
Effective September 1, 2000, the Agreement is amended as follows:
Schedule A is hereby deleted in its entirety and replaced with the following:
Schedule A
Accounts and Contracts Subject To The Participation Agreement

Name of Separate Account	Contracts Funded by Separate Account
Separate Account ICMG Series III-B (February 8, 1996)	GVL-93P
Separate Account ICMG Series VII (April 1, 1999)	IVL-99P
Separate Account ICMG Series VII (April 1, 1999)	GVL-93P
Separate Account ICMG Series II-C (December 12, 1997)	GVL-93(P)

In Witness Whereof, the following duly authorized officers have caused this one (1) page Amendment to be executed:

Hartford Life Insurance Company	Hartford Life and Annuity Insurance Company

By: /s/ [illegible]	By: /s/ [illegible]

As Its: Asst. Vice President	As Its: Assistant Vice President

American Variable Insurance Series	Capital Research and Management Company

By: /s/ Michael J. Downer	By: /s/ Michael J. Downer
Michael J. Downer	Michael J. Downer

As Its: Senior Vice President	As Its: Senior Vice President
Fund Business Management Group

Amendment #2 to the
Fund Participation Agreement, effective July I, 2000,
between
Hartford Life Insurance Company,
Hartford Life and Annuity Insurance Company,
American Funds Insurance Series and
Capital Research and Management Company
All defined terms in the Agreement are applicable to this Amendment.
Effective August 1, 2002, the Agreement is amended as follows:
Schedule A is hereby deleted in its entirety and replaced with the following:
Schedule A
Accounts and Contracts Subject To The Participation Agreement

Name of Separate Account	Contracts Funded by Separate Account
Separate Account ICMG Series III-B (February 8, 1996)	GVL-93P
Separate Account ICMG Series VII (April 1, 1999)	IVL-99P
Separate Account ICMG Series VII (April 1, 1999)	GVL-93P
Separate Account ICMG Series II-C (December 12, 1997)	GVL-93(P)
Separate Account ICMG Series II (November 15 1993)	GVL-93(P)

In Witness Whereof, the following duly authorized officers have caused this one (1) page Amendment to be executed:

Hartford Life Insurance Company	Hartford Life and Annuity Insurance Company

By: /s/ [illegible]	By: /s/ [illegible]

As Its: Vice President	As Its: Asst V P

American Variable Insurance Series	Capital Research and Management Company

By: /s/ Chad L. Norton	By: /s/ Michael J. Downer
Chad L. Norton	Michael J. Downer

As Its: Secretary	As Its: Vice President and Secretary

Amendment #3 to the
Fund Participation Agreement, effective July I, 2000,
between
Hartford Life Insurance Company,
Hartford Life and Annuity Insurance Company,
American Funds Insurance Series and
Capital Research and Management Company
All defined terms in the Agreement are applicable to this Amendment.
Effective July 1, 2003, the Agreement is amended as follows:
Schedule A is hereby deleted in its entirety and replaced with the following:
Schedule A
Accounts and Contracts Subject To The Participation Agreement

Name of Separate Account	Contracts Funded by Separate Account
Separate Account ICMG Series III-B (February 8, 1996)	GVL-93P
Separate Account ICMG Series VII (April 1, 1999)	IVL-99P, GVL-93P
Separate Account ICMG Series II-C (December 12, 1997)	GVL-93(P)
Separate Account VL I (September 30, 1992)	HL-15486 (00), HL-15471 (99), HL-13865, HL-14875, HL-15898 (03), HL-15894 (03)
Separate Account VL II (September 30, 1994)	HL-15441 (98) (NY), HL-14623
Separate Account VL I (June 8, 1995)	LA-1200 (02), LA-1544 (99), LA-1158 (00), ILA-1098, ILA-1007, LA-1155(99), LA-1238 (03), LA-1240 (03)
Separate Account VL II (September 30 1994)	LA-1151 (98), ILA-1020

In Witness Whereof, the following duly authorized officers have caused this one (1) page Amendment to be executed:

Hartford Life Insurance Company	Hartford Life and Annuity Insurance Company

By: /s/ [illegible]	By: /s/ [illegible]

As Its: Senior Vice President	As Its: Senior Vice President

American Variable Insurance Series	Capital Research and Management Company

By: /s/ [illegible]	By: /s/ [illegible]

As Its: Secretary	As Its: Secretary

Amendment #4 to the
Fund Participation Agreement, effective July 1, 2000,
between
Hartford Life Insurance Company,
Hartford Life and Annuity Insurance Company
American Funds Insurance Series and
Capital Research Management Company
All defined terms in the Agreement are applicable to this Amendment.
Effective May 1, 2006, the Agreement is amended as follows:
Schedule A is hereby deleted in its entirety and replaced with the following:
Schedule A
Accounts and Contracts Subject To The Agreement

Name of Separate Account	Contracts Funded by Separate Account
Separate Account ICMG Series III-B (February 8, 1996)	GVL-93P
Separate Account ICMG Series VII (April 1, 1999)	IVL-99P, GVL-93P
Separate Account ICMG Series II-C (December 12, 1997)	GVL-93(P)
Separate Account VL I (September 30, 1992)	HL-15486 (00), HL-15471 (99), 1-1L-13865, HL-14875, HL-15898 (03), HL-15894 (03)
Separate Account VL II (September 30, 1994)	HL-15441 (98) (NY), HL-14623
Separate Account VL I (June 8, 1995)	LA-1200 (02), LA-1154 (99), LA-1158 (00), ILA-1098, ILA-1007, LA-1155 (99), LA-1238 (03), LA-1240 (03)
Separate Account VL II (September 30, 1994)	LA-1151 (98), ILA-1020
Separate Account Two (June 2, 1989	HV-1452-0, HV-1499-0
Separate Account Three HL, (June 22, 1994)	HL-VA03
Separate Account Three HLA (June 22, 1994)	LA-VA03
Separate Account Seven HL (December 8, 1986)	HL-VA03
Separate Account Seven HLA (April 1, 1999)	LA-VA03

In Witness Whereof, the following duly authorized officers have caused this one (1) page Amendment to be executed:

Hartford Life Insurance Company	Hartford Life and Annuity Insurance Company

By: /s/ [illegible]	By: /s/ [illegible]

As Its: AVP	As Its: AVP

American Variable Insurance Series	Capital Research and Management Company

By: /s/ [illegible]	By: /s/ [illegible]

As Its: Secretary	As Its: Vice President and Secretary

Amendment #5 to the
Fund Participation Agreement, effective July 1, 2000,
between
Hartford Life Insurance Company,
Hartford Life and Annuity Insurance Company
American Funds Insurance Series and
Capital Research Management Company
All defined terms in the Agreement are applicable to this Amendment.
Effective September 17, 2010, the Agreement is amended as follows:

Schedule A is hereby deleted in its entirety and replaced with the following:
Schedule A
Accounts and Contracts Subject To The Agreement

Name of Separate Account	Contracts Funded by Separate Account
Separate Account ICMG Series II-C (December 12, 1997)	GVL-93P, IVL-97P
Separate Account ICMG Series II-D (June 7, 1999)	GVL-93P, IVL-97P
Separate Account ICMG Series III-B (February 8, 1996)	GVL-93P, IVL-97P
Separate Account ICMG Series VII (April 1, 1999)	IVL-99P
Separate Account VL I (September 30, 1992)	HL-15486 (00), HL-15471 (99), HL-13865, HL-14875, HL-15898 (03), HL-15894 (03)
Separate Account VL II (September 30, 1994)	HL-15441 (98) (NY), HL-14623
Separate Account VL I (June 8, 1995)	LA-1200 (02), LA-1154 (99), LA-1158 (00), ILA-1098, ILA-1007, LA-1155 (99), LA-1238 (03), LA-1240 (03)
Separate Account VL II (September 30, 1994)	LA-1151 (98), ILA-1020
Separate Account Two (June 2, 1989	HV-1452-0, HV-1499-0
Separate Account Three HL, (June 22, 1994)	HL-VA03
Separate Account Three HLA (June 22, 1994)	LA-VA03
Separate Account Seven HL (December 8, 1986)	HL-VA03
Separate Account Seven HLA (April 1, 1999)	LA-VA03
In Witness Whereof, the following duly authorized officers have caused this one (1) page Amendment to be executed:

Hartford Life Insurance Company	Hartford Life and Annuity Insurance Company

By: /s/ [illegible]	By: /s/ [illegible]

As Its: Vice President	As Its: Vice President

American Variable Insurance Series	Capital Research and Management Company

By: /s/ [illegible]	By: /s/ [illegible]

As Its: Secretary	As Its: Senior Vice President and Secretary

Amendment No. 6 dated January 28, 2013
to the Fund Participation Agreement effective July 1, 2000
(as amended from time to time, the "Agreement")
between
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
American Funds Insurance Series and
Capital Research and Management Company
All defined terms in the Agreement are applicable to this Amendment.
WHEREAS, Hartford, CRMC and American Funds Insurance Series, entered into the Agreement, whereby the Series offers the "Funds" to the Account(s) for variable life insurance policies made available by the Hartford;
WHEREAS, Hartford and CRMC are members of the National Securities Clearing Corporation ("NSCC") or otherwise have access to the NSCC's Networking System ("Networking") through a registered clearing agency;
WHEREAS, Networking permits the transmission of shareholder data between Hartford and the Series or CRMC pursuant to certain processes established by the NSCC's Defined Contribution Clearing & Settlement ("DCC&S") FundSERV system and pursuant to certain Networking levels ("Networking Matrix Level") established by the NSCC;
WHEREAS, American Funds Service Company ("Transfer Agent"), an affiliate of CRMC, serves as transfer agent, dividend-disbursing agent and shareholder servicing agent, acting under the control of CRMC, and American Funds Distributors, Inc. ("AFD") serves as distributor, for the Funds; and
WHEREAS, Hartford and CRMC desire to facilitate the purchase and sale of shares of the Funds by the Accounts via the NSCC as described herein.
NOW, THEREFORE, the parties hereto agree that effective January 28, 2013, the Agreement is amended as follows:
1.Schedule A shall be deleted in its entirety and replaced with the attached Schedule A.
2.Section 4 shall be deleted in its entirety and replaced with the following:
4.    The Series agrees to make Class 1 and Class 2 shares of all of its Funds available to the Contract.
To the extent Hartford uses Class 2 shares, it will be entitled to a Rule 12b-1 service fee paid by the Series and to be accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Class 2 shares of each Fund attributable to the Contracts for personal services and account maintenance services for Contract owners with investments in subaccounts corresponding to the Class 2 shares of each Fund (each, a "Subaccount") for as long as the Series' Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 plan") remains in effect.
For purposes of this section 4, HL and HL&A each shall be a designee of the Series for receipt of orders from each Account.

Pricing and settlement of Fund transactions shall be governed by the following:
(a)Pricing Information. The Series or CRMC, or its designee, will compute the closing net asset value, and any distribution information (including the applicable ex-date, record date, payable date, distribution rate per share, income accrual and capital gains information) for each Fund as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business (a "Business Day") or at such other time as the net asset value of a Fund is calculated, as disclosed in the relevant Funds' current prospectuses. The Series or CRMC, or its designee, will use their best efforts to communicate to Hartford (whether through the Fund/SERV system or manually) such information by 6:30 p.m. Eastern Time on each Business Day. Such information shall be accurate and true in all respects and updated continuously.
(b)Pricing Adjustments
a.    In the event an adjustment is made to the computation of the net asset value of Fund shares as reported to Hartford under paragraph 4, (1) the correction will be handled in a manner consistent with SEC guidelines and the Investment Company Act of 1940, as amended and (2) the Series or CRMC, or its designee, shall notify Hartford as soon as practicable after discovering the need for any such adjustment. Notification may be made in the following manner:
Method of Communication
(1)    Fund/SERV Transactions. The parties agree that they will ordinarily choose to use the National Securities Clearing Corporation's Mutual Fund Settlement, Entry and Registration Verification ("Fund/SERV") system, and if Fund/SERV is used, any corrections to the fund prices for the prior trade date will be submitted through the Mutual Fund Profile with the correct fund prices and applicable date.
(ii)    Manual Transactions. if there are technical problems with Fund/SERV, or if the parties are not able to transmit or receive information through Fund/SERV, any corrections to the fund prices should be communicated by facsimile or by electronic transmission acceptable to CRMC, or its designee, and will include for each day on which an adjustment has occurred the incorrect Fund price, the correct price, and, to the extent communicated to the applicable Fund' s shareholders, the reason for the adjustment. The Series and CRMC agree that Hartford may send this notification or a derivation thereof (so long as such derivation is approved in advance by the Series or CRMC, as applicable) to Contract owners whose accounts are affected by the adjustment.
b.    To the extent a price adjustment results in a deficiency or excess to a Contract owner's account, Hartford and CRMC agree to evaluate the situation together on a case-by-case basis with the goal towards pursuing an appropriate course of action. To the extent the price adjustment was due to CRMC's, or its designee's, error, CRMC, or its designee, shall reimburse Contract owner's account. Any administrative costs incurred for correcting Contract owner accounts will be at Hartford's expense.
(c)     Purchases and Redemption Orders; Settlement of Transaction
a.    Fund/SERV Transactions. The parties will ordinarily use the Fund/SERV system, and if used, the following provisions shall apply:

(i)    Without limiting the generality of the following provisions of this section, Hartford and Transfer Agent each will perform any and all duties, functions, procedures and responsibilities assigned to it and as otherwise established by the NSCC applicable to Fund/SERV and the Networking Matrix Level then being utilized.
(ii)    Any information transmitted through Networking by any party to the other and pursuant to this Agreement will be accurate, complete, and in the format prescribed by the NSCC. Each party will adopt, implement and maintain procedures reasonably designed to ensure the accuracy of all transmissions through Networking and to limit the access to, and the inputting of data into, Networking to persons specifically authorized by such party.

(iii)    Same Day Trades. On each Business Day, Hartford shall aggregate and calculate. the purchase orders and redemption orders for each Account received by Hartford prior to the Close of Trading on each Business Day. Hartford shall communicate to Transfer Agent for that Business Day, by Fund/SERV, the aggregate purchase orders and redemption orders (if any) for each Account received by the Close of Trading such Business Day (the "Trade Date") by the DCC&S Cycle 8 (generally, 6:30 a.m. Eastern time) on the following Business Day. Transfer Agent shall treat all trades communicated to Transfer Agent in accordance with the foregoing as if received prior to the Close of Trading on the Trade Date. All orders received by Hartford after the close of trading on a Business Day shall not be transmitted to NSCC prior to the conclusion of the DCC&S Cycle 8 on the following Business Day, and Hartford represents that orders received by it after 4:00 p.m. Eastern time on any given Business Day will be transmitted to the Transfer Agent using the following Business Day's net asset value. Transfer Agent may process orders it receives after the DCC&S Cycle 8 deadline using the net asset value determined on the Business Day following the Trade Date.

(iv)    When transmitting instructions for the purchase and/or redemption of shares of the Funds, Hartford shall submit one order for all contractholder purchase transactions and one order for all contractholder redemption transactions, unless otherwise agreed to by the Hartford and the Transfer Agent.
b.    Manual Transactions. Manual transactions via facsimile shall be used by Hartford only in the event that Hartford is in receipt of orders for purchase or redemption of shares and is unable to transmit the orders to the Transfer Agent due to unforeseen circumstances such as system wide computer failures experienced by Hartford or the NSCC or other events beyond the Hartford's reasonable control, In the event manual transactions are used, the following provisions shall apply:
(i)    Next Day Transmission of Orders. Hartford will notify the Transfer Agent by 9:00 a.m. Eastern Time, on the next Business Day the aggregate amounts of purchase orders and redemption orders, that were placed by Contract owners in each Account by 4:00 p.m. Eastern time on the prior Business Day (the "Trade Date"). Hartford represents that orders it receives after 4:00 p.m. Eastern time on any given Business Day will be transmitted to the Transfer Agent using the following Business Day's net asset value. Transfer Agent may process orders it receives after the 9:00 a.m. deadline using the net asset value next determined.

(ii)    Purchases. All orders received by Hartford by 4:00 p.m. on a Business Day and communicated to the Transfer Agent by 9:00 a.m. deadline shall be treated by the Transfer Agent as if received as of the close of trading on the Trade Date and the Transfer Agent will therefore execute orders at the net asset values determined as of the close of trading on the Trade Date. Hartford will initiate payment by wire transfer to a custodial account designated by the Funds for the aggregate purchase amounts prior to 4:00 p.m. Eastern time on the next Business Day following Trade Date.
(iii)    Redemptions. Aggregate orders for redemption of shares of the Funds will be paid in cash and wired from the Funds' custodial account to an account designated by the Hartford. Transfer Agent will initiate payment by wire to Hartford or its designee proceeds of such redemptions two Business Days following the Trade Date (T+2).
c.    Contingencies. All orders are subject to acceptance by Transfer Agent and become effective only upon confirmation by Transfer Agent. Upon confirmation, the Transfer Agent will verify total purchases and redemptions and the closing share position for each fund/account. In the case of delayed settlement, Transfer Agent and Hartford shall make arrangements for the settlement of redemptions by wire no later than the time permitted for settlement of redemption orders by the Investment Company Act of 1940. Such wires for Hartford should be sent to:
If to HL:                    If to HL&A
Bank of America                Bank of America
100 N. Tryon Street                100 N. Tryon Street
Charlotte, NC 28255                Charlotte, NC 28255
Acct. #: 5034-7095                Acct. #: 5035-3970

Routing #: 0260-0959-3            Routing #: 0260-0959-3
External Comments: For the benefit of    External Comments: For the benefit of
HLIC Separate Account            HLA Separate Accounts

Such wires for Transfer Agent should be sent to:
Wells Fargo Bank
707 Wilshire Blvd. 13th Floor
Los Angeles, CA 90017
ABAN: 121000248
AFS Account#: 4100060532
For Credit to AFS acct. no. (account number and fund) FBO
Hartford [(private accounts)]
d.    Processing Errors. Processing errors which result from any delay or error caused by Hartford may be adjusted through the NSCC System by Hartford by the necessary transactions on a current basis.
e.    Coding. If applicable, orders for the purchase of Fund shares shall include the appropriate coding to enable Transfer Agent to properly calculate commission payments to any broker-dealer firm assigned to the Account.

f.    Reconciliation. Hartford shall reconcile share positions with respect to each Fund for each Account as reflected on its records to those reflected on statements from Transfer Agent and shall, on request, certify that each Account's share positions with respect to each Fund reported by Transfer Agent reconcile with Hartford's share positions for that Account. Hartford shall promptly inform Transfer Agent of any record differences and shall identify and resolve all non-reconciling items within five business days.
g.    Verification. Within a reasonable period of time after receipt of a confirmation relating to an instruction, Hartford shall verify its accuracy in terms of such instruction and shall notify Transfer Agent of any errors appearing on such confirmation.
h.    Order Processing. Any order by Hartford for the purchase of shares of the respective Funds through CRMC, or its designee, shall be accepted at the time when it is received by CRMC, or its designee, (or any clearinghouse agency that CRMC, or its designee, may designate from time to time), and at the offering and sale price determined in accordance with this Agreement, unless rejected by CRMC, its designee, or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. CRMC, or its designee, will not accept any order from Hartford that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to instructions that CRMC, or its designee, shall forward from time to time. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds. If payment for the shares purchased is not received within three days after the date of confirmation, the sale may be cancelled by CRMC, or its designee, or by the respective Funds without any responsibility or liability on the part of CRMC, its designee, or the Funds, and CRMC, its designee, and/or the respective Funds may hold the Hartford responsible for any loss, expense, liability or damage, including loss of profit suffered by CRMC, its designee, and/or the respective Funds, resulting from Hartford's delay or failure to make payment as aforesaid.
i.    Right to Suspend. The Series reserves the right to temporarily suspend sales if the Board of Trustees of the Series, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, deems it appropriate and in the best interests of shareholders or in response to the order of an appropriate regulatory authority. Hartford shall abide by requirements of the Funds' frequent trading policy as described in the Series' prospectus and statement of additional information.
3.    The following sentence is added to Section 7: "All such dividends and distributions shall be automatically reinvested at the ex-dividend date net asset value'

4.    Section 8 shall be deleted in its entirety.

5.    The following paragraphs shall be added to the Agreement as Sections 27 and 28:
27.    Books and Records. Each party hereto shall cooperate with the other parties and all appropriate governmental authorities and shall permit such authorities reasonable access to its books and records relating to this Agreement upon proper notice in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Each party shall maintain and preserve all records relating to this Agreement in its possession as required by law to be maintained and preserved in connection with the provision of the services contemplated hereunder. Upon the request of a party, the other party shall provide copies of all records relating to this Agreement as may be necessary to (a) monitor and review the performance of either party's activities, (b) assist either party in resolving disputes, reconciling records or responding to auditor's inquiries, (c) comply with any request of a governmental body or self-regulatory organization, (d) verify compliance by a party with the terms of this Agreement, (e) make required regulatory reports, or (f) perform general customer service. The parties agree to cooperate in good faith in providing records to one another under this provision.
28.    Independent Audit. In the event Transfer Agent determines, based on a review of complaints received in accordance with paragraph 27, above, that Hartford is not processing Contract owner transactions accurately, Transfer Agent reserves the right to require that Hartford's data processing activities as they relate to this Agreement be subject to an audit by an independent accounting thm, at Transfer Agent's expense, to ensure the existence of, and adherence to, proper operational controls. Hartford shall make available upon Transfer Agent's request a copy of any report created by such accounting firm as a result of said audit. Hartford shall immediately notify Transfer Agent in the event of a material breach of operational controls.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
In Witness Whereof, the parties hereto have caused this Amendment No. 6 to the Agreement to be duly executed as of the date first above written.

Hartford Life Insurance Company	American Funds Insurance Series (FKA American Variable Insurance Series)

By its authorized officer,	By its authorized officer,

By: /s/ Lisa Proch	By: /s/ Steven I. Koszalka
Name: Lisa Proch	Name: Steven I. Koszalka
Its: VP	Its: Secretary

Hartford Life and Annuity Insurance Company	Capital Research and Management Company

By: /s/ Lisa Proch	By: /s/ Michael J, Downer
Name: Lisa Proch	Name: Michael J, Downer
Its: VP	As Its: Senior Vice President and Secretary

Approved for Signature
by CRMC Legal Dept. [illegible]

Schedule A
Accounts and Contracts Subject To The Participation Agreement

Name of Separate Account	Contracts Funded by Separate Account
Separate Account ICMG Series II (December 12, 1997)	GVL-93P, IVL-97P
Separate. Account ICMG Series II-C (December, 12, 1997)	GVL-93P, IVL-97P
Separate Account ICMG Series II-D (June 7, 1999)	GVL-93P, IVL-97P
Separate Account ICMG Series III-B (February 8, 1996)	GVL-93P, IVL-97P
Separate Account ICMG Series VII (April 1, 1999)	IVL-99P
Separate Account VL I (September 30, 1992)	HL-15486 (00), HL-15471 (99), HL-13865, IL-14875, HL-15898 (03), HL-15894 (03)
Separate Account VL 11 (September 30, 1994)	HL-15441 (98) (NY), HL-14623
Separate Account VL 1 (June 8, 1995)	LA-1200 (02), LA-1154 (99), LA-1158 (00), ILA-1098, 1LA-1007, LA-1155 (99), LA-1238 (03), LA-1240 (03)
Separate Account VL II (September 30, 1994)	LA-1151(98), ILA-1020
Separate Account One (May 20, 1991)	VA03, VA99, ASHARE03, ASHARE98, NCDSC98, NCDSC03, VAXC99, VAXCO3
Separate Account Two (June 2,,1986)	HV-1442-0, HV-1499-0
Separate Account Three HL (June 22, 1994)	HL-VA03
Separate Account Three HLA (June 22, 1994)	LA-VA03
Separate Account Seven HL (December 8, 1996)	HL-VA03
Separate Account Seven HLA (April 1,1999)	LA-VA03
ICMG;Registered Variable Life Sep. Account A (April 14,1998)	HL-GVL95(P)NY
ICMG Registered Variable Life Sep. Account One (October 9, 1995)	GVL95(P)

AMENDMENT NO. 6A
TO THE
FUND PARTICIPATION AGREEMENT
The Fund Participation Agreement (the "Agreement"), dated July 1, 2000, as amended, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford"), American Funds Insurance Series, (the "Series"), and Capital Research and Management Company ("CRMC"), is hereby amended as follows:
1. The existing Schedule A is hereby deleted in its entirety and replaced with the attached Schedule A.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
In Witness Whereof, the following duly authorized officers have caused this Amendment to be executed, and effective on July 16, 2012

	HARTFORD LIFE INSURANCE COMPANY		HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Beth Bombara	By:	/s/ Beth Bombara
Name:	Beth Bombara	Name:	Beth Bombara
Title:	President	Title:	President
Date:	6/13/2013	Date:	6/13/2013

	AMERICAN FUNDS INSURANCE SERIES		CAPITAL RESEARCH AND MANAGEMENT COMPANY

By:	/s/ Steven I. Koszalka	By:	/s/ Michal J. Downer
Name:	Steven I. Koszalka	Name:	Michael J. Downer
Title:	Secretary	Title:	Sr. Vice president and Secretary
Date:	5/30/2013	Date:	5/30/2013

Approved for Signature by CRMC Legal Dept.

Schedule A
Accounts and Contracts Subject to the Fund Participation Agreement

Name of Separate Account	Contracts Funded by Separate Account
Separate Account ICMG Series 11-C (December 12, 1997)	GVL-93P, IVL-97P
Separate Account ICMG Series II-D (June 7, 1999)	GVL-93P, IVL-97P
Separate Account ICMG Series 111-B (February 8, 1996)	GVL-93P, IVL-97P
Separate Account ICMG Series VII (April 1, 1999)	IVL-99P
Separate Account VL I HL (September 30, 1992)	HL-15486(00), HL-15471(99), HL-13865, HL-14875, HL-15898(03), HL-15894(03)
Separate Account VL II HL (September 30, 1994)	HL-15441(98)(NY), HL-14623, HL-19348(12)NY
Separate Account VL I HLA (June 8, 1995)	LA-1200(02), LA-1154(99), LA-1158(00), ILA-1098, ILA-1007, LA-1155(99), LA-1238(03), LA-1240(03)
Separate Account VL II HLA (September 30, 1994)	LA-1151(98), ILA-1020, LA-1375(12), ICC12-1375
Separate Account Two (June 2, 1986)	HV-1442-0, HV-1499-0
Separate Account Three HL (June 22, 1994)	HL-VA03
Separate Account Three HLA (June 22, 1994)	LA-VA03
Separate Account Seven HL (December 8, 1996)	HL-VA03
Separate Account Seven HLA (April 1, 1999)	LA-VA03

FINAL
MASTER-FEEDER PARTICIPATION AGREEMENT
THIS AGREEMENT is made as of the 30th day of April, 2008, by, between and among AMERICAN FUNDS INSURANCE SERIES (the "Master Trust"), a Massachusetts business trust, AMERICAN FUNDS DISTRIBUTORS, INC., a California corporation and the Master Trust's distributor (the "Master Distributor") and CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), a Delaware corporation and the Master Trust's investment adviser, and HARTFORD SERIES FUND, INC. (the "Feeder Fund"), a Maryland corporation, HL INVESTMENT ADVISORS, LLC, a Connecticut limited liability company and the Feeder Fund's investment adviser (the "Adviser"), HARTFORD SECURITIES DISTRIBUTION COMPANY, INC., a Connecticut corporation, the Feeder Fund's principal underwriter (the "Feeder Distributor"), and HARTFORD LIFE INSURANCE COMPANY and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, each a Connecticut corporation, acting herein for and on behalf of itself and each separate account set forth on attached Schedule A as it may be amended from time to time (collectively, "Insurance Company").
WITNESSETH:
WHEREAS, the Feeder Fund has registered with the Securities and Exchange Commission ("SEC") as an open-end series management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and has registered with the SEC shares issued by the Feeder Fund or its series under the Securities Act of 1933, as amended (the "1933 Act"); and
WHEREAS, the Master Trust has registered with the SEC as an open-end series management investment company under the 1940 Act and has registered with the SEC shares issued by its series under the 1933 Act; and
WHEREAS, the Master Trust has received a "Mixed and Shared Funding Order" from the SEC granting relief from certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Master Trust to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies;
WHEREAS, the beneficial interests in the Master Trust are divided into several series, each series representing an interest in a particular managed portfolio of securities and other assets (the beneficial interests in each such series hereinafter referred to as "Shares"), which series are listed in Schedule B to this Agreement, (each, a "Master Fund"); and
WHEREAS, the Master Distributor is a broker-dealer registered with the SEC, a member of the Financial Industry Regulatory Association ("FINRA"); and
WHEREAS, each separate series of the Feeder Fund listed in Schedule C to this Agreement (each a "Feeder Series"), intends to meet its respective investment objective by investing all of its respective assets in Shares of a corresponding Master Fund with the same investment objective and strategies;
WHEREAS, the Master Trust is willing to sell Shares to the Feeder Series on the terms and conditions hereafter set forth;
WHEREAS, Insurance Company has established pursuant to applicable insurance law one or more separate accounts (each, an "Account") for purposes of issuing certain multi-manager variable annuity contracts and/or variable life policies (the "Contracts") and intends purchase shares of one or more Feeder Series as an investment medium for such Contracts; and.
WHEREAS, certain Feeder Series will serve as the underlying investments for the Accounts that fund the Contracts;

NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:
ARTICLE 1. SALE OF SHARES
1.1    Sale of Shares. The Master Trust agrees to make Class 1 Shares of each Master Fund available indefinitely to the Feeder Series. Each Feeder Series will invest its investable assets in the applicable Master Fund and, in exchange therefor, the Master Fund will issue to the Feeder Series, Shares of the applicable Master Fund equal in value to the assets of the Feeder Series conveyed to such Master Fund (based on the net asset value of the Master Fund without the imposition of any sales charge, as calculated in accordance with the Master Trust's then-current registration statement). Each Feeder Series may add to or reduce its investment in the applicable Master Fund from time to time. Shares shall be ordered in such quantities and at such times as determined by the Adviser to be necessary to meet the investment objectives of each Feeder Series.
The Master Trust or its Trustees (the "Trustees") may refuse to sell Shares to a Feeder Series or the Adviser, or suspend or terminate the offering of Shares, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of a Master Fund. Further, the Master Trust reserves the right to reject any purchase order if, in the reasonable opinion of the officers of the Master Trust or CRMC the trading activities of any Feeder Fund shareholder is, or potentially may be, harmful to the Master Trust. In the absence of such a determination, the Master Trust will continuously offer Class 1 Shares of each Master Fund for purchase by each corresponding Feeder Series on those days on which the Master Trust calculates its net asset value pursuant to the rules of the SEC, and the Master Trust shall use its best efforts to calculate such net asset value on each day on which the New York Stock Exchange ("NYSE") is open for trading.
1.2    Redemption of Shares. Subject to Section 1.3 of this Agreement, the Master Trust will redeem any full or fractional Shares in cash when requested by the Adviser on behalf of a Feeder Series in accordance with the operational procedures mutually agreed to by CRMC and the Adviser from time to time and the provisions of the Master Trust's then-current registration statement. The parties hereto acknowledge that each Feeder Series has the right to redeem its interests in the corresponding Master Fund at any time. In the event that a Feeder Series redeems all of its Shares of a Master Fund, the parties agree that the applicable Master Fund shall pay the redemption in cash, provided that the Feeder Series has provided the Master Fund with at least 90 days prior written notice of such redemption order.
1.3    Purchase and Redemption Procedures. The Insurance Company shall be a designee of each Master Fund and each Feeder Series for receipt of purchase and redemption orders attributable to the Contracts, and receipt by such designee as of 4:00 p.m. Eastern time (or other such time the Master Trust and the Feeder Fund shall so designate) shall constitute receipt by the Master Trust and the Feeder Series, provided that the Master Fund and the Feeder Series each receives actual notice of such order by 9:30 a.m. Eastern standard time ("EST") on the following Business Day. "Business Day" shall mean any day on which the NYSE is open for trading and on which the Master Trust calculates a net asset value for its Shares pursuant to the rules of the SEC. Purchase and redemption orders shall be provided to the Master Trust by facsimile transmission, or by such other means as may be mutually agreed upon in writing from time to time by the parties to this Agreement. The Master Trust may reject purchase and redemption orders that are not in proper form. The Master Trust and CRMC shall be entitled to reasonable reliance on, and shall be fully protected from all liability in acting in reasonable reliance on, the instructions of the persons named in the list of authorized individuals attached hereto as Schedule D, or any subsequent list of authorized individuals provided to them by the Adviser in such form, without being required to determine the authenticity of the authorization or the authority of the persons named therein.
1.4    Payment. Purchase and redemption orders that are transmitted to the Master Trust in accordance with Section 1.3 of this Agreement will be effected in cash at the next determined net asset value after the redemption request is received by the Insurance Company as designee for each Master Fund and Feeder Series, payable in federal funds. The Master Trust will use its best efforts to settle redemptions on the business day following the receipt of a redemption request by the Master Trust and if such next business day settlement is not practicable despite such best efforts, then as soon thereafter as practicable, and will immediately notify the Feeder Fund regarding the anticipated settlement date, which shall in all events be a date permitted under the 1940 Act. The Feeder Fund will settle redemptions immediately upon receipt of proceeds from the Master Trust. Payments shall be made in federal funds transmitted by wire. In the event that the Feeder Fund shall fail to pay in a timely manner for any purchase order validly received by the Master Trust pursuant to Section 1.3 of this Agreement (whether or not such failure is the fault of the Feeder Fund or the Adviser), the Adviser shall hold the applicable Master Fund harmless from any losses reasonably sustained by such Master Fund as the result of the Master Trust's acting in reliance on such purchase order.
1.5    Share Ownership. Issuance and transfer of Shares will be by book entry only. Stock certificates will not be issued to the Feeder Fund. Shares ordered from the Master Trust will be recorded in the appropriate title for the Feeder Series.
1.6    Tax Information. CRMC and the Master Trust shall provide the Adviser with initial notice of any income, dividends or capital gain distribution payable on Shares at least two days prior to ex-date. CRMC and the Master Trust shall provide the Adviser with final notice (including the amount of distribution per share) of any such distribution no later than 3:00 p.m. EST on ex-date. Each Feeder Series hereby elects to receive all such income dividends and capital gain distributions as are payable on Shares in additional Shares. The Master Trust shall notify the Adviser of the number of Shares so issued as payment of such dividends and distributions. CRMC shall furnish to the Adviser information regarding each applicable Feeder Series' allocable share of income, gain, loss, deduction and credit of the Master Fund, as determined for federal income tax purposes.
1.7    Conflicts of Interest. The parties to this Agreement recognize that due to differences in tax treatment or other considerations, the interests of various contract owners participating in one or more of the Feeder Funds or Master Funds might, at some time, be in conflict. Each party shall report to the other party any potential or existing conflict of which it becomes aware. The Trustees of the Master Trust shall promptly notify the Feeder Fund of the existence of irreconcilable material conflict and its implications.
1.8    Net Asset Value. CRMC and the Master Trust shall make the net asset value per share for each Master Fund available to the Adviser on a daily basis as soon as reasonably practical after such net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. EST. CRMC and the Master Trust shall report to the Trust and Insurance Company any material error in the calculation of the net asset values, dividends or capital gain information as soon as practicable upon discovery. In the event of any material error in the calculation or communication of net asset value, dividend or capital gain information or delay in the communication by CRMC, the Master Trust will act in accordance with its then current policies and procedures relating to error correction, which policies and procedures shall be provided to Insurance Company, Adviser and the Trust and shall be in accordance with the 1933 Act and 1940 Act (and any applicable regulations thereunder) and SEC policies regarding pricing errors, including in regards to when the party responsible for the error must compensate a fund or its shareholders for any losses.
1.9    Conditions Precedent. The obligations of each party hereto to consummate the transactions provided for herein are subject to all representations and warranties of the other parties contained herein being true and correct in all material respects as of the date hereof and as of the date of the transactions contemplated hereby.
ARTICLE 2. OTHER OBLIGATIONS
2.1    Statements Regarding the Master Trust and Master Funds. Other than as provided for under a business agreement dated April 30, 2008 among the Insurance Company, the Feeder Distributor, CRMC and the Master Distributor (the "Business Agreement"), the Insurance Company, the Adviser, the Feeder Distributor, and the Feeder Fund shall not give any information or make any representations or statements on behalf of CRMC, the Master Trust or a Master Fund, or concerning the Master Trust or a Master Fund or CRMC, in connection with the sale of shares of the Feeder Fund or otherwise, other than information or representations contained in and accurately derived from the current registration statement for such Master Fund Shares (as such registration statement may be amended or supplemented from time to time) or in sales literature or other promotional material approved in writing by the Master Distributor or its designee, except with the written permission of the Master Distributor or its designee. The Adviser or the Insurance Company, as applicable, will furnish to the Master Distributor, a reasonable time prior to filing, drafts of amendments to the Feeder Fund's registration statement or other filings with the SEC that reference the Master Trust or a Master Fund. The Insurance Company (or its designee), the Adviser, Feeder Distributor and the Feeder Fund, as applicable, each agrees to make such modifications to the documents described in the prior sentence as may be reasonably requested by the Master Distributor or its designee with respect to such references.
2.2    Statements Regarding the Feeder Fund, the Feeder Series, the Insurance Company and the Contracts. Other than as provided for under the Business Agreement, CRMC, the Master Distributor and the Master Trust shall not give any information or make any representations or statements on behalf of the Feeder Fund or a Feeder Series or the Insurance Company or its Contracts, or concerning the Feeder Fund or a Feeder Series or the Insurance Company or its Contracts, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Feeder Fund or Contract (as such registration statement and prospectus may by amended or supplemented from time to time), or in materials approved in writing by the Adviser or the Insurance Company, as applicable for distribution including sales literature or other promotional materials, except with the written permission of the Adviser or the Insurance Company. The Master Distributor will furnish to the Feeder Distributor or its designee or the Insurance Company or its designee, as applicable, prior to filing, drafts of any filings with the SEC that reference the Feeder Fund or the Contracts that references the Feeder Fund or the Contracts and agrees to make such modifications to the documents as may be reasonably requested by the Feeder Distributor or its designee or the Insurance Company or its designee with respect to such references.
2.3    Master Fund Materials. CRMC, the Master Distributor and the Master Trust agree to provide the Adviser and the Feeder Fund's board of directors with such written materials and access to employees as the Adviser or such board of directors may reasonably request, it being understood that CRMC is not acting in a subadvisory capacity to the Feeder Fund. CRMC and the Master Trust will, on an annual basis upon request, make available their respective Chief Compliance Officers to answer questions and discuss their compliance activities with respect to the Master Trust and CRMC.
2.4    (a) The Master Trust shall pay all expenses incidental to its performance under this Agreement. The Master Trust shall bear the expenses for the cost of registration of each Master Fund's shares, preparation of prospectuses and statements of additional information to be sent to Feeder Fund shareholders, including the Accounts (upon request in the case of the statement of additional information), proxy statements and related materials and annual and semi-annual shareholder reports, the printing and distribution of such items to each Feeder Fund shareholder or Insurance Company Contract owner who has investments in a Feeder Fund, the preparation of all statements and notices required from it by any federal or state law, and taxes on the issue or transfer of the Master Funds' Shares subject to this Agreement. The Master Fund will provide the Feeder Fund, at least once a year, with enough copies of its Statement of Additional Information to be able to distribute one to each Feeder Fund shareholder (including the Accounts and their related Contract owners or prospective Contract owners) who requests such Statement of Additional Information.
(b) The Feeder Fund shall bear the expenses for the cost of preparation for delivery and delivery of Master Fund prospectuses (and supplements thereto) to be sent to Feeder Fund shareholders, including the Accounts. The Master Trust shall provide, at its expense, such documentation (in camera-ready or other mutually agreeable form) and other assistance as is reasonably necessary in order for the Feeder Fund once each year (or more frequently if the prospectus for the Master Trust is amended), and twice each year in the case of the annual and semi-annual shareholder reports, to have the prospectus or prospectuses, and the annual and semi-annual shareholder reports for the Feeder Fund and the Master Trust, printed together in one or more documents (such printing to be done at the Feeder Fund's expense with respect to prospective investors).
ARTICLE 3 REPRESENTATIONS, WARRANTIES, COVENANTS, AND

ACKNOWLEDGMENTS
3.1    Representations, Warranties, Covenants, and Acknowledgments of the Adviser, the Feeder Distributor and the Feeder Fund. The Adviser, the Feeder Distributor and the Feeder Fund represent, warrant, covenant, and acknowledge that:
(a)     Organization. The Feeder Fund is duly organized and validly existing under the laws of the State of Maryland and has the requisite power and authority to own property and conduct business as proposed to be conducted pursuant to this Agreement.

(b)    will cause to be, duly filed all registration statements and other documents 1933 Act Registration. The Feeder Fund, on behalf of each Feeder Series, hps, or (collectively, "SEC Filings") required to be filed under the 1933 Act in connection with the registration of the shares of such Feeder Series. Such filings were prepared in accordance with applicable requirements of the 1933 Act and the rules and regulations thereunder, and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Feeder Series is purchasing Shares for its own account as a principal for investment and not with a view to resale or distribution. The Feeder Series shall not permit any other person to have any beneficial interests in the Shares (other than its shareholders, participants or other beneficiaries by virtue of their ownership of shares of or allocation of variable contract interests to the Feeder Series), and it shall not assign, transfer, convey or encumber all or any portion of the Shares purchased by it, except in accordance with the Declaration of Trust of the Master Trust.

(c)    1940 Act Registration. The Feeder Fund is duly registered as an open-end management investment company under the 1940 Act.

(d)    Tax Status. The Adviser is aware that each Master Fund has the status of a regulated investment company for U.S. federal income tax purposes.

(e)    Proxy Voting. On any matter in which a vote of holders of Shares is sought, with respect to which a Feeder Series is entitled to vote, the Feeder Fund will either seek instructions from the holders of the Feeder Series' securities and vote on the matter in accordance with such instructions, or the Feeder Fund will vote the Shares of a Master Fund held by its Feeder Series in the same proportion as the vote of all other holders of Shares of such Master Fund.

(f)    Other Shareholders. Shares of each Master Fund are offered to other parties, and purchase and redemption activity by such other parties may affect the investment results of such Master Fund.
(g)    Each Feeder Series and the Adviser will comply in all material respects with all applicable laws and regulations, including, without limitation, the 1933 Act and the 1940 Act and the rules and regulations thereunder.
3.2    Representations and Warranties of CRMC, the Master Trust and Master Distributor. CRMC, the Master Trust and the Master Distributor each represents, warrants and acknowledges that:

(a)Organization. The Master Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts as a business trust. Each Master Fund is a duly and validly designated series of the Master Trust. The Master Trust has the requisite power and authority to own property and conduct its business as proposed to be conducted pursuant to this Agreement.

(b)1933 Act Registration. Shares of each Master Fund are duly registered under the 1933 Act. The Master Trust, on behalf of each Master Fund, has duly filed all registration statements and other documents required to be filed under the 1933 Act in connection with the registration of the Shares. Such filings were prepared in accordance with applicable requirements of the 1933 Act and the rules and regulations thereunder, and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)    1940 Act Registration. The Master Trust is duly registered as an open-end management investment company under the 1940 Act. The Master Trust's 1940 Act registration statement was prepared in accordance with the requirements of the SEC, and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Master Distributor will furnish to the Adviser, promptly following filing, any amendments to the Master Trust's 1940 Act registration statements that relate to the applicable Master Fund.

(d)    Management. Each Master Fund will be managed in accordance with the objective(s), policies and restrictions set forth in each Master Fund's registration statement. CRMC, the Master Distributor and the Master Trust will provide the Adviser, Feeder Distributor and Insurance Company ninety (90) days prior notice of any material changes affecting any Master Fund, including but not limited to, (a) fund objective change, (b) anticipated fund mergers/substitutions, (c) no action or exemptive requests from the SEC, (d) fund name changes, (e) fund adviser or sub-adviser changes; and/or (f) conditions or undertakings that affect the rights or obligations of the Feeder Distributor and/or Insurance Company hereunder. Each Master Fund and CRMC will comply in all material respects with all applicable laws and regulations, including, without limitation, the 1933 Act and the 1940 Act and the rules and regulations thereunder.
(e)    Diversification. Each Master Fund will at all times comply with Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and Treasury Regulation §1.8175 or any other regulations promulgated under Section 817(h), as amended from time to time, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. CRMC will notify the Adviser and the Feeder Fund immediately upon having a reasonable basis for believing that a Master Fund has ceased to comply with the Section 817(h) diversification requirements. To the extent that a Master Fund ceases to so qualify, CRMC and the Master Trust each represents and warrants that the Master Fund and CRMC will use their best efforts to take all steps necessary to adequately diversify the affected Master Fund so as to achieve compliance within the grace period afforded by Treasury Regulation §1.817-5.
(f)    Shares of the Master Funds may be offered to separate accounts of various insurance companies and to other registered investment companies in addition to the Feeder Fund. The Master Trust represents, warrants and covenants that no shares of a Master Fund shall be sold to the general public in contravention of Section 817 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code") or to any other person who would render the Insurance Company ineligible to look through to the assets of each Master Fund for purposes of compliance with Section 817 of the Code. The Master Trust agrees to maintain each Master Fund's qualification as a "regulated investment company" under the Code. The Master Trust will provide Feeder Fund and the Adviser with securities holdings reports for each Master Fund within 20 business days after the end of each calendar quarter.

(g)    The Master Trust will furnish to the Adviser, the Feeder Fund and the Insurance Company such information with respect to the Master Trust in such form and signed by such of its officers as the Adviser, the Feeder Fund or the Insurance Company may reasonably request, and will warrant that the statements therein contained when so signed will be true and correct. The Master Trust will advise the Adviser, the Feeder Fund and the Insurance Company immediately of: (1) the issuance by the SEC of any stop order suspending the effectiveness of the registration statement of the Master Trust or the initiation of any proceeding for that purpose; (2) the institution of any proceeding, investigation or hearing involving the offer or sale of the Master Trust of which it becomes aware; or (3) the happening of any material event, if known, which makes untrue any statement made in the registration statement of the Master Trust or which requires the making of a change therein in order to make any statement made therein not misleading

(h)    Tax Status. The Master Trust and each Master Fund is taxable as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Master Trust agrees to maintain each Master Fund's qualification as a RIC, and each will notify Insurance Company and the Adviser immediately upon having a basis for believing that the Master Trust or a Master Fund has ceased to so qualify or that the Master Trust or a Master Fund might not so qualify in the future.
3.3    Representations and Warranties of the Insurance Company. The Insurance Company represents, warrants and acknowledges that:

(a)Each Account has been established pursuant to applicable insurance law for purposes of issuing the Contracts and the Insurance Company has or will register each Account (unless the Account is exempt from such registration) with the SEC as a unit investment trust under the 1933 Act and the 1940 Act.

(b)Each Contracts is or will be registered by the Insurance Company (unless exempt from such registration) with the SEC for offer and sale and will be in compliance with all applicable laws prior to being offered for sale.

(c)The Insurance Company will be responsible for assuring that each Account calculates pass-through voting privileges of Contract owners in a manner consistent with the method of calculating pass-through voting privileges set forth in the Contract.
ARTICLE 4. INDEMNIFICATION
4.1    Indemnification by the Feeder Distributor, the Adviser and the Insurance Company. The Adviser, the Feeder Distributor and the Insurance Company agree to indemnify and hold harmless CRMC, the Master Distributor, the Master Trust and each of their respective Trustees, directors, officers, employees, agents and affiliates, and each person, if any, who controls CRMC, the Master Trust or the Master Distributor within the meaning of Section 15 of the 1933 Act (collectively the "Indemnified Parties" for purposes of this Section 4.1, each of whom, to the extent not a party to this Agreement, shall be a third-party beneficiary hereof) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser, the Feeder Distributor and the Insurance Company) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), as incurred, to which such Indemnified Parties may become subject under any statute or regulation, or common law or otherwise, insofar as such Losses:

(a)arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement, prospectus or statement of additional information for the Feeder Fund or an Account or any amendment or supplement to any of the foregoing), or in sales literature generated by or (with respect only to statements in said sales literature regarding a Feeder Fund, the Adviser, the Feeder Distributor or the Insurance Company) approved by the Adviser, Feeder Distributor, the Feeder Fund or the Insurance Company (collectively, "Feeder Documents" for the purposes of this Article 4), or arise out of or are based upon the omission or the alleged omission to state in the Feeder Documents a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Adviser, the Feeder Distributor, the Feeder Fund or the Insurance Company by or on behalf of CRMC, the Master Distributor or the Master Trust specifically for use in Feeder Documents; or

(b)arise out of wrongful conduct of the Adviser, Feeder Distributor, the Feeder Fund, the Insurance Company or persons under their control, with respect to the sale or acquisition of shares of the Feeder Fund or Contracts; or

(c)arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Master Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to CRMC, the Master Distributor or the Master Trust by or on behalf of the Adviser, the Feeder Distributor, the Feeder Fund or the Insurance Company specifically for their use therein; or

(d)arise out of or result from any material breach of this Agreement by the Adviser, the Feeder Distributor, the Feeder Fund or the Insurance Company.
4.2    Indemnification by CRMC and the Master Distributor. CRMC and the Master Distributor agree to indemnify and hold harmless the Adviser, the Feeder Distributor, the Feeder Fund, the Insurance Company and each of their respective directors, officers, employees, agents and affiliates, and each person, if any, who controls the Feeder Fund, the Adviser, the Feeder Distributor or the Insurance Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 4.2 each of whom, to the extent not a party to this Agreement, shall be a third-party beneficiary hereof) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of CRMC, the Master Distributor and the Master Trust) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), as incurred, to which such Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses:

(a)arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained in the registration statement for the Master Trust (or any amendment or supplement thereto) or in sales literature generated by or (with respect only to statements in said sales literature regarding the Master Trust or a Master Fund, CRMC or the Master Distributor) approved by the Master Distributor or its designee, (collectively, "Master Documents" for the purposes of this Article 4), or arise out of or are based upon the omission or the alleged omission to state in the Master Documents a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to CRMC, the Master Distributor or the Master Trust by or on behalf of the Adviser, the Feeder Distributor, the Feeder Fund or the Insurance Company specifically for use in Master Documents; or

(b)arise out of wrongful conduct of CRMC, the Master Distributor, the Master Trust or persons under their control, with respect to the sale of shares of the Master Trust; or

(c)arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Feeder Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Adviser, Feeder Distributor, the Feeder Fund or the Insurance Company by or on behalf of CRMC, the Master Distributor or the Master Trust specifically for their use therein; or

(d)arise out of or result from any material breach of this Agreement by CRMC, the Master Distributor or the Master Trust.

(e)arise out of or result from any material failure by the Master Trust to comply with the terms and policies of its registration statement - including, but not limited to, each Master Fund's investment objective, policies and restrictions.

43    Bad Faith. None of the Adviser, the Feeder Distributor, the Feeder Fund, the Feeder Series or the Insurance Company, or CRMC, the Master Distributor or the Master Trust shall be liable under the indemnification provisions of Section 4.1 or 4.2, as applicable, with respect to any Losses incurred or assessed against any Indemnified Party to the extent such Losses arise out of or result from such Indemnified Party's willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties under this Agreement or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.
4.4    Notice. None of the Adviser, the Feeder Distributor, the Feeder Fund, the Feeder Series or the Insurance Company, or CRMC, the Master Distributor, the Master Trust or the Master Funds shall be liable under the indemnification provisions of Section 4.1 or 4.2, as applicable, with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have first notified the party against whom indemnification is sought. Such notification shall be in writing and shall be delivered promptly after the summons, or other first written notification, giving information of the nature of the claim shall have been served upon or otherwise received by such Indemnified Party (or after such Indemnified Party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability that it may have to the Indemnified Party in the absence of Sections 4.1 and 4.2.
4.5    Participation. In case any such action is brought against the Indemnified Parties, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the Indemnified Party of an election to assume such defense, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.
4.6    Contribution. If the indemnification provided for in this Article 4 is for any reason, other than pursuant to the terms hereof, held to be unavailable to an Indemnified Party in respect of any Losses (or actions in respect thereof) referred to in this Article 4, then, in order to provide for just and equitable contribution, each indemnifying party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (or actions in respect thereof), in such proportion as is appropriate to reflect the relative fault of the indemnifying and Indemnified Parties in connection with the statements, actions or omissions that resulted in such Losses (or actions in respect thereof). If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits received by the indemnifying and Indemnified Parties from the transactions at issue. CRMC, the Master Distributor, the Adviser, the Insurance Company and the Feeder Distributor agree that it would not be just and equitable if contribution pursuant to this Section 4.6 were determined by pro rata allocation or by any other method of allocation not taking into account the equitable considerations referred to above in this section. The amount paid or payable by an Indemnified Party as a result of the Losses (or actions in respect thereof) referred to above in this section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of each Indemnified Party, on the one hand, and an indemnifying party, on the other hand, shall be determined by reference to, among other things, whether the Losses relate to information supplied by, or action or omission within the control of, the indemnifying party or the Indemnified Party and the relative parties' intent, knowledge, access to information and opportunity to correct or prevent the act, statement or omission that gave rise to the Losses. Upon the occurrence of any Losses for which contribution hereunder may be required, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution by the contributor of the Losses incurred. No party shall be liable for contribution in connection with settlement with respect to Losses without its written consent.
ARTICLE 5. TERMINATION
5.1    Termination without Cause. This Agreement may be terminated in whole or in part by any party for any reason, without the payment of any penalty, by 90 days' advance written notice to the other parties (the "Notice Period"), provided that such termination shall be effective with respect to the Feeder Fund and the Master Trust upon the later to occur of the end of the Notice Period or full redemption by the applicable Feeder Series of any interests held in the respective Master Fund.
5.2    Termination by CRMC, the Master Distributor and the Master Trust for Cause. This Agreement may be terminated without prior notice, at the option of CRMC, the Master Distributor and the Master Trust, upon any finding or ruling against the Adviser, the Feeder Distributor or the Feeder Fund by a court or FINRA, the SEC, or any other regulatory body regarding the Adviser's, the Feeder Distributor's or the Feeder Fund's duties under this Agreement or related to the sale of shares of the Feeder Fund, or any settlement of any proceedings or undertaking to any regulatory body that would, in CRMC's, the Master Distributor's or Master Trust's reasonable judgment, materially impair the Adviser's, the Feeder Distributor's or the Feeder Fund's ability to meet and perform its obligations and duties hereunder.
5.3    Termination by the Adviser, the Feeder Distributor, the Insurance Company and the Feeder Fund for Cause. This Agreement may be terminated in whole or in part without prior notice, at the option of the Adviser, the Feeder Distributor, the Insurance Company and/or the Feeder Fund, upon any finding or ruling against CRMC, the Master Distributor or the Master Trust by a court or FINRA, the SEC, or any other regulatory body regarding CRMC's or the Master Distributor 's duties under this Agreement or related to the sale of Shares, or any settlement of any proceedings or undertaking to any regulatory body that would, in the Adviser's, the Feeder Distributor's, the Insurance Company's and/or the Feeder Fund's reasonable judgment, materially impair CRMC's, the Master Distributor's or the Master Trust's ability to meet and perform its obligations and duties hereunder.
5.4    Termination due to Material Adverse Circumstance. This Agreement may be terminated by any party, at its option, if such party shall reasonably determine, in its sole judgment exercised in good faith, that either (1) the Adviser, the Feeder Distributor, the Insurance Company, CRMC or the Master Distributor, as the case may be, shall have suffered a material adverse change in its business or financial condition or (2) the Feeder Fund or the Master Trust, as the case may be, shall have been the subject of adverse publicity that is likely to have a material adverse impact upon the business and operations of such other party.
5.5    Date of Termination. In the event of a termination of this Agreement pursuant to Sections 5.2, 5.3 or 5.4, the parties shall promptly in good faith mutually agree on a date on which the Feeder Fund will redeem all interests held by its Feeder Series in the applicable Master Fund, and this Agreement shall terminate with respect to such Feeder Series and the Master Trust on the next day following such date. The foregoing notwithstanding, the Master Trust shall continue to make available additional Shares of any Master Fund pursuant to the terms and conditions of this Agreement, to the extent necessary for each Feeder Series to be able to continue to make its shares available for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in any Feeder Series, redeem investments in the any Feeder Series and/or invest in any such Feeder Series upon the making of additional purchase payments under Existing Contracts

5.6    Survival. The provisions of Articles 3, 4 and 5 shall survive the termination of this Agreement.
5.7    Separate Agreement. This Agreement shall constitute a separate agreement with respect to each Feeder Series and each Master Fund. The termination of this Agreement with respect to a Feeder Series shall not, except as otherwise provided herein, constitute a termination of this Agreement with respect to the other Feeder Series and Master Funds.
ARTICLE 6. NOTICES
    Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to CRMC:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071
Attention:    Michael J. Downer, Senior Vice President and Legal Counsel,
             Fund Business Management Group, and Secretary
Facsimile No.: 213-486-9041
If to the Master Distributor:
American Funds Distributors, Inc.
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071
Attention:     Kenneth R. Gorvetzian, Senior Vice President and Senior Counsel,
             Fund Business Management Group
Facsimile No.: 213-486-9041
If to the Master Trust:
American Funds Insurance Series
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071
    Attention:     Michael J. Downer, Senior Vice President and Legal Counsel,
            Fund Business Management Group, and Secretary
Facsimile No.: 213-486-9041

If to the Adviser:
HL Investment Advisors, LLC
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Edward P. Macdonald, Esq.
Facsimile No.: 860-843-8665

If to the Feeder Distributor:
Hartford Securities Distribution Company, Inc.

200 Hopmeadow Street
Simsbury, CT 06089
Attention: Edward P. Macdonald, Esq.
Facsimile No.: 860-843-8665
If to the Feeder Fund:
Hartford Series Fund, Inc.
c/o Hartford Administrative Services Company
500 Bielenberg Drive
Woodbury, MN 55125
Attention: Tami Fagely, Vice President
Fax No.: 651-738-0996
If to the Insurance Company:
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: General Counsel
Facsmile No.: 860-547-4721
ARTICLE 7. MISCELLANEOUS
7.1    License Agreement. Subject to the terms and conditions set forth herein, Master Distributor hereby grants to the Feeder Distributor, each Feeder Series and Insurance Company (each, a "Licensee" and collectively the "Licensees") a limited, non-exclusive right and license to use the words "American Funds" (the "Licensed Trademark") in the name of the Feeder Funds. This grant is non-transferable and does not include the right to sublicense. Master Distributor warrants that it owns or has the right to license the Licensed Trademark hereunder and that Licensee's use of the Licensed Trademark, as permitted by this paragraph, shall not violate any trademark or other intellectual property rights of any third party.
(a)    Except for the limited rights expressly granted herein, all right, title and interest in and to the Licensed Trademark shall be owned by and remain with Master Distributor. All use of the Licensed Trademark by the Licensees shall inure to the benefit of Master Distributor. Nothing contained in this Agreement shall restrict or restrain Master Distributor or its affiliates in any fashion whatsoever from the right to use, register and/or further license or sublicense the Licensed Trademark.

(b)    Licensees shall not exceed the scope of the license set forth in this Section. Licensees acknowledge the prestige, high reputation and goodwill associated with the Licensed Trademark and agree that, in order to preserve the prestige, reputation and goodwill associated with the Licensed Trademark, the usages by Licensees, and the products in connection with which such usages are permitted, shall meet the same standards of quality as heretofore in effect with respect to such products and usages of Master Distributor. (c) Licensees shall not (i) use or allow others to use the Licensed Trademark in any way which would tend to allow it to become generic, lose its distinctiveness, become liable to mislead the public, or be materially detrimental to or inconsistent with the good name, goodwill, reputation and image of Master Distributor; or (ii) use or cause or authorize to be used the Licensed Trademark in a manner that is likely to cause confusion with the products, services and business of Master Distributor. In no event shall Licensees use the Licensed Trademarks in their corporate name or their affiliates' corporate names. Licensees shall, after the expiration of this Agreement, abide by and comply with the requirements of applicable trademark law with respect to its use of the Licensed Trademark or any similar trademarks, service mark or trade name.

(c)    Licensees shall mark the Licensed Trademark with the symbols ® or TM as directed by Master Distributor.

(d)    Licensees recognize the ownership of Master Distributor and its affiliates of the Licensed Trademark and agrees that they will not (i) challenge the title or any rights of Master Distributor or its affiliates in and to the Licensed Trademark or (ii) claim or assert any right, title or interest in the Licensed Trademark or in any trademark including a Licensed Trademark as a part thereof, other than pursuant to the rights expressly granted to Licensees by this Agreement.

(e)    In event that the Licensed Trademark is infringed upon by a third party, Master Distributor shall have the sole right to sue for infringement and to recover and retain any and all damages. Master Distributor is in no way obligated to initiate suit against alleged infringes of the Licensed Trademark. Licensees shall reasonably cooperate with Master Distributor or its affiliates, at Master Distributor's cost and expense, when any such suit is brought by Master Distributor or its affiliates or defended by Master Distributor unless such suit is caused by an act or omission of Licensees in which case the cost of such litigation shall be paid by Licensees. Licensees shall notify Master Distributor of any infringement of the Licensed Trademark of which it has knowledge. If Master Distributor refuses to stop or prohibit a third party infringement and such infringement materially impacts Licensees' rights or benefits under any Business Agreements, Licensees may initiate suit to stop such infringement at Licensees' expense, provided the relevant Licensee obtains the written consent of Master Distributor, which consent shall not be unreasonably withheld. Any damages recovered will inure to the benefit of Master Distributor once the Licensee(s) in question have recovered all of their expenses associated with, or losses directly arising from, the suit.
(f)    The license to the Licensed Trademark granted hereunder shall terminate on first to occur of the following: (i) automatically upon termination of this agreement (subject to a reasonable transition period as mutually agreed upon by the parties hereto)or (ii) automatically if Licensee is insolvent pursuant to applicable federal or state laws, files a voluntary petition for bankruptcy, or has an involuntary petition for bankruptcy filed against it which is not dismissed within thirty (30) days, or is admitted to the benefits of any procedure for the settlement of debts or an assignment for the benefit of its creditors, or if a receiver or trustee is appointed for a substantial portion of Licensee's assets,
7.2    Confidentiality. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by one party to one or more of the other parties regarding its business and operations. All confidential information provided by a party hereto, including any non-public personal information within the meaning of SEC Regulation S-P and the Gramm-Leach-Bliley Act, shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior written consent of such providing party. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary. The foregoing shall not be applicable to any information that is required to be disclosed by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.
7.3    Headings and Captions. The headings and captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
7.4    Expenses. Unless stated otherwise herein, all costs and expense associated with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.
7.5    Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
7.6    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
7.7    Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut, without reference to the choice of law provisions thereof, and shall be subject to the provisions of the 1933 and 1940 Acts, and the rules, regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.
7.8    Governmental Authorities. Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, state insurance departments and F1NRA) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Each party shall use its best efforts to provide the other party with reasonable notice of any governmental investigation or inquiry relating to this Agreement or the transactions contemplated hereby of which it has knowledge.
7.9    Cumulative Rights and Remedies. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.
7.10    Non-Exclusivity. The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.
7.11    Non-Assignability. Neither this Agreement nor any rights or obligations hereunder may be assigned by any party without the prior written approval of each other party.
7.12 Amendment. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties.
7.13    No Waiver. No failure or delay by a party in exercising any right or remedy under this Agreement will operate as a waiver thereof and no single or partial exercise of rights shall preclude a further or subsequent exercise. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.
7.14    Several Liability. Notwithstanding anything to the contrary herein, or in any agreement or understanding related to this Agreement, any liability for Losses of a Feeder Series and any obligation or liability to indemnify an Indemnified Party shall be the several, and not the joint and not the joint and several, obligation or liability of the Feeder Series to which the obligation or liability relates, and no other Feeder Series shall have any obligation or liability for any Losses or indemnification attributable to the acts or omissions of any other Feeder Series.
7.15    Disclaimer of Shareholder and Trustee Liability. CRMC, the Master Distributor and the Master Trust each understands that the obligations of the Feeder Fund under this Agreement are not binding upon any director or shareholder of the Feeder Fund or any series thereof personally, but bind only the Feeder Fund or the applicable Feeder Series and the applicable Feeder Series' property. The Master Distributor and the Master Trust each represents that it has notice of the provisions of the Articles of Incorporation of the Feeder Fund disclaiming director and shareholder liability for acts or obligations of the Feeder Fund.
    The obligations of the Series under this Agreement are not binding upon any of the Trustees, officers, employees or shareholders (except CRMC if it is a shareholder) of the Series individually, but bind only the Series' assets. When seeking satisfaction for any liability of the Series in respect of this Agreement, the Feeder Series, Insurance Company and the Adviser agree not to seek recourse against said Trustees, officers, employees or shareholders, or any of them, or any of their personal assets for such satisfaction. Notwithstanding the foregoing, if insurance Company, Feeder Series or the Adviser seek satisfaction for any liability of the Series in respect of this Agreement, they may seek recourse against CRMC.
7.16    Entire Agreement. Except as otherwise provided in regard to that certain Business Agreement dated of even date herewith by and among the parties, this Agreement, including any Exhibits hereto, constitutes the entire agreement by and among the parties with respect to the matters dealt with herein, and supersedes all previous agreements, written or oral with respect to such matters. The parties mutually acknowledge that this Agreement represents the collective drafting efforts of each party and therefore any ambiguity should not be interpreted against the interests of any party.

Signatures on Following Page

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.
HL INVESTMENT ADVISORS, INC.            HARTFORD LIFE INSURANCE
                            COMPANY On its behalf and each Account named in
By its authorized officer,                Schedule A, as may be amended from
                            time to time

                            By its authorized officer,

By:                            By:
Title:                            Title:
HARTFORD SECURITIES                HARTFORD LIFE AND ANNUITY
DISTRIBUTION COMPANY                INSURANCE COMPANY
                            On its behalf and each Account named in
By its authorized officer,                Schedule A, as may be amended from
                            time to time

                            By its authorized officer,

By:                            By:
Title:                            Title:

HARTFORD SERIES FUND, INC.             CAPITAL RESEARCH AND
                            MANAGEMENT COMPANY
By its authorized officer,

By:                            By: [illegilble]
Title:                            Its: ~~Secretary~~ Sr. Vice President

AMERICAN FUNDS INSURANCE SERIES        AMERICAN FUND DISTRIBUTORS,
                            INC.
By its authorized officer,

By:                            By:
Its: Secretary                        Its: Secretary

                                Approved for Signature
                                By CRMC Legal WRB

HL INVESTMENT ADVISORS, INC.            HARTFORD LIFE INSURANCE
                            COMPANY On its behalf and each Account named in
By its authorized officer,                Schedule A, as may be amended from
                            time to time

                            By its authorized officer,

By:                            By:
Title:                            Title:
HARTFORD SECURITIES                HARTFORD LIFE AND ANNUITY
DISTRIBUTION COMPANY                INSURANCE COMPANY
                            On its behalf and each Account named in
By its authorized officer,                Schedule A, as may be amended from
                            time to time

                            By its authorized officer,

By:                            By:
Title:                            Title:

HARTFORD SERIES FUND, INC.             CAPITAL RESEARCH AND
                            MANAGEMENT COMPANY
By its authorized officer,

By:                            By:
Title:                            Its: Secretary

AMERICAN FUNDS INSURANCE SERIES        AMERICAN FUND DISTRIBUTORS,
                            INC.
By its authorized officer,

By: [illegible]                        By: [illegible]
Its: Secretary                        Its: Secretary

                                Approved for Signature
                                By CRMC Legal WRB

HL INVESTMENT ADVISORS, INC.            HARTFORD LIFE INSURANCE
                            COMPANY On its behalf and each Account named in
By its authorized officer,                Schedule A, as may be amended from
                            time to time

                            By its authorized officer,

/s/ Robert Arena                    /s/ Robert Arena
By: Robert Arena                    By: Robert Arena
Title: Manager and Senior Vice                 Title: Senior Vice President
        President
HARTFORD SECURITIES                HARTFORD LIFE AND ANNUITY
DISTRIBUTION COMPANY                INSURANCE COMPANY
                            On its behalf and each Account named in
By its authorized officer,                Schedule A, as may be amended from
                            time to time

                            By its authorized officer,

/s/ Robert Arena                    /s/ Robert Arena
By: Robert Arena                    By: Robert Arena
Title: Director and Senior Vice                Title: Senior Vice President
    President/Business Line Principal

HARTFORD SERIES FUND, INC.             CAPITAL RESEARCH AND
                            MANAGEMENT COMPANY
By its authorized officer,

/s/ Robert Arena
By: Robert Arena                    By:
Title: Senior Vice President                Its: Secretary

AMERICAN FUNDS INSURANCE SERIES        AMERICAN FUND DISTRIBUTORS,
                            INC.
By its authorized officer,

By:                            By:
Its: Secretary                        Its: Secretary

                                Approved for Signature
                                By CRMC Legal WRB

SCHEDULE A
Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company Separate Accounts:
Hartford Life Insurance Company Separate Account 3
Hartford Life and Annuity Insurance Company Separate Account 3
Hartford Life Insurance Company Separate Account 7
Hartford Life and Annuity Insurance Company Separate Account 7

SCHEDULE B
AMERICAN FUNDS INSURANCE SERIES
Asset Allocation Fund
Blue Chip Income & Growth Fund
Bond Fund
Global Bond Fund
Global Growth & Income Fund
Global Growth Fund
Global Small Cap Fund
Growth Fund
Growth-Income Fund
International Fund
New World Fund

SCHEDULE C
HARTFORD SERIES FUND, INC.
American Funds Asset Allocation HLS Fund
American Funds Blue Chip Income & Growth HLS Fund
American Funds Bond HLS Fund
American Funds Global Bond HLS Fund
American Funds Global Growth & Income HLS Fund
American Funds Global Growth HLS Fund
American Funds Global Small Cap HLS Fund
American Funds Growth HLS Fund
American Funds Growth-Income HLS Fund
American Funds International HLS Fund
American Funds New World HLS Fund

SCHEDULE D
Persons Authorized to Act on Behalf of the Adviser
CRMC, the Master Distributor, the Master Trust and their agents are authorized to rely on instructions from the following individuals on behalf of the Adviser on its own behalf and on behalf of the Feeder Fund and the Feeder Series:
Tamara Fagely
Vice President / Treasurer
Mark Annoni
Asst Vice President / Asst Treasurer
Marilyn Orr
Asst Vice President / Asst Treasurer

Sharon Leis
Asst Director

John Padden
Asst Director

Tony Majkozak
Manager

Andrea St. George
Manager

Jared Johnson
Manager

Amendment I. to Master-Feeder Fund Participation Agreement
This Amendment, effective upon the Closing Date as defined below (the "Amendment"), is by and among AMERICAN FUNDS INSURANCE SERIES (the "Master Trust"), a Massachusetts business trust, AMERICAN FUNDS DISTRIBUTORS, INC. (the "Master Distributor"), a California corporation, and CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), a Delaware corporation, and HARTFORD SERIES FUND, INC. ("HSFI"), a Maryland corporation, HARTFORD FUNDS MANAGEMENT COMPANY, LLC ("HFMC"), a Delaware limited liability company, HARTFORD FUNDS DISTRIBUTORS, LLC ("HFD"), a Delaware limited liability company, HARTFORD LIFE INSURANCE COMPANY and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, each a Connecticut corporation, acting herein for and on behalf of itself and each separate account set forth on Schedule A to the Agreement (as defined below), as it may be amended from time to time (collectively, the "Company"), HIMCO VARIABLE INSURANCE TRUST ("HVIT"), a Delaware statutory trust, HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO"), a Delaware corporation, and HIMCO DISTRIBUTION SERVICES COMPANY ("HDSC"), a Connecticut corporation with reference to the Recitals listed below. This Amendment amends that certain Master-Feeder Fund Participation Agreement, dated April 30, 2008 ("Agreement"), by and among the Master Trust, the Master Distributor, CRMC, HSFI, HL Investment Advisors, LLC ("HLIA"), Hartford Securities Distribution Company, Inc. ("HSDC") and the Company. All capitalized terms used herein and not otherwise defined or amended herein shall have the meaning ascribed to such term in the Agreement.
WHEREAS, HLIA, a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), was the investment adviser to the series of HSFI listed in chart below and on Schedule C to the Agreement ("HSFI Series") and on January 1, 2013, HFMC, a wholly-owned indirect subsidiary of The Hartford, replaced HLIA as the investment adviser to the HSFI Series;
WHEREAS, HSDC, a wholly-owned indirect subsidiary of The Hartford, was the principal underwriter to the HSFI Series and on January 1, 2013, HFD, a wholly-owned indirect subsidiary of The Hartford, replaced HSDC as the principal underwriter to the HSFI Series;
WHEREAS, each series of HVIT listed on Schedule C to this Amendment ("HVIT Series") is a newly-organized fund that will commence operations upon consummation of the Reorganization as defined below;
WHEREAS, each HSFI Series are scheduled to reorganize into the corresponding HVIT Series, as set forth in the chart below, immediately before the opening of business on October 20, 2014 ("Closing Date") (each a "Reorganization" and collectively, the "Reorganizations"); and

HSFI Series	HVIT Series
American Funds Asset Allocation HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund
American Funds Bond HLS Fund	HIMCO VIT American Funds Bond Fund
American Funds Global Bond HLS Fund	HIMCO VIT American Funds Global Bond Fund
American Funds Global Growth HLS Fund	HIMCO VIT American Funds Global Growth Fund
American Funds Global Growth and Income HLS Fund	HIMCO VIT American Funds Global Growth and Income Fund
American Funds Global Small Capitalization HLS Fund	HIMCO VIT American Funds Global Small Capitalization Fund
American Funds Growth HLS Fund	HIMCO VIT American Funds Growth Fund
American Funds Growth-Income HLS Fund	HIMCO VIT American Funds Growth-Income Fund
American Funds International HLS Fund	HIMCO VIT American Funds international Fund
American Funds New World HLS Fund	HIMCO VIT American Funds New World Fund

WHEREAS, the closing of one Reorganization is not contingent on the closing of another Reorganization and if for any reason, a Reorganization does not close on the Closing Date, the Agreement, as not modified by this Amendment, will continue to be in place with respect to those HSFI Series until such Reorganization occurs;
WHEREAS, the closing of all of the Reorganizations is referred to herein as the "final Closing;"
WHEREAS, HIMCO is the investment adviser to HVIT and HDSC is the principal underwriter for HVIT; and
WHEREAS, the parties to this Amendment wish to amend the Agreement to reflect the result of the Reorganizations and the resultant parties to the Agreement.
NOW, THERFORE, in consideration of the above premises and for good and valuable consideration mutually acknowledged the Agreement is amended as follows:
1.    HVIT, HIMCO and HDSC are parties to the Agreement and assume all rights, obligations and promises of HSFI, HFMC (as successor to HLIA for purposes of the Agreement) and HFD (as successor to HSDC for purposes of the Agreement), respectively, as set forth in the Agreement. As of the final Closing, HSFI, HFMC, HLIA, HSDC and HFD ("Terminating Parties") are no longer parties to the Agreement and all rights and obligations under the Agreement terminate, including any obligation under Section 5.6, with respect to the Terminating Parties.

2.    All references to the Feeder Fund in the Agreement shall refer to HVIT.

3.    All references to the Adviser in the Agreement shall refer to HIMCO.

4.    All references to the Feeder Distributor in the Agreement shall refer to HDSC.

5.    Article 3.1(a) is hereby deleted in its entirety and replaced with the following:

    Organization. The Feeder Fund is duly organized and validly existing under the laws of the State of Delaware and has the requisite power and authority to own property and conduct business as proposed to be conducted pursuant to this Agreement.

6.    Article 6 of the Agreement is amended as follows. The notice provisions for HSFI, 11L1A and HSDC are deleted in their entirety. The following notice provisions are added to Article 6 of the Agreement:
If to the Adviser:
Hartford Investment Management Company
One Hartford Plaza
Hartford, CT 06155
Attention: Brenda J. Page, VP, Assistant General Counsel
Telephone: 860-297-6444
Facsimile: 877-356-4340
If to the Feeder Distributor:
HIMCO Distribution Services Company
One Hartford Plaza
Hartford, CT 06155
Attention: Christopher Connor, CCO
Telephone: 610-608-2867
Facsimile: 860-547-5930
If to the Feeder Fund:
HIMCO Variable Insurance Trust
One Hartford Plaza
Hartford, CT 06155
Attention: Brenda J. Page, Chief Legal Officer
Telephone: 860-297-6444
Facsimile: 877-356-4340
7.    Schedule C to the Agreement is hereby deleted in its entirety and replaced with Schedule C attached hereto. Ail references to a Feeder Series in the Agreement shall refer to the Feeder Series on the Schedule C attached hereto.

8.    Schedule D to the Agreement is hereby deleted in its entirety and replaced with Schedule D attached hereto.

9.    Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

[Signatures page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

New Parties to the Agreement	Parties for whom the Agreement is terminating upon the final closing
HIMCO VARIABLE INSURANCE TRUST By: /s/ Matthew J. Poznar Name: Matthew J. Poznar Title: President	HARTFORD SERIES FUND, INC. By: Name: Title:
HARTFORD INVESTMENT MANAGEMENT COMPANY By: /s/ Matthew J. Poznar Name: Matthew J. Poznar Title: Senior Vice President	HARTFORD FUNDS MANAGEMENT COMPANY, LLC (as successor to HL Investment Advisors, LLC for purposes of the Agreement) By: Name: Title:
HIMCO DISTRIBUTION SERVICES COMPANY By: /s/ Matthew J. Poznar Name: Matthew J. Poznar Title: CEO, President	HARTFORD FUNDS DISTRIBUTORS, LLC (as successor to Hartford Securities Distribution Company, Inc. for purposes of this Agreement) By: Name: Title:

New Parties to the Agreement	Parties for whom the Agreement is terminating upon the final closing
HIMCO VARIABLE INSURANCE TRUST By: Name: Title:	HARTFORD SERIES FUND, INC. By: /s/ Edward P. Macdonald Name: Edward P. Macdonald Title: Vice President
HARTFORD INVESTMENT MANAGEMENT COMPANY By: Name: Title:	HARTFORD FUNDS MANAGEMENT COMPANY, LLC (as successor to HL Investment Advisors, LLC for purposes of the Agreement) By: /s/ Vernon J. Meyer Name: Vernon J. Meyer Title: Chief Investment Officer
HIMCO DISTRIBUTION SERVICES COMPANY By: Name: Matthew J. Poznar Title: CEO, President	HARTFORD FUNDS DISTRIBUTORS, LLC (as successor to Hartford Securities Distribution Company, Inc. for purposes of this Agreement)

By: /s/ Walter Garger
Name: Walter Garger
Title: Managing Director, General
Counsel and Secretary

Parties to the Original Agreement and the amended Agreement
HARTFORD LIFE INSURANCE COMPANY On Its behalf an each Account named in Schedule A, as may be amended from time to time By: /s/ Lisa Proch Name: Lisa Proch Title: VP	AMERICAN FUNDS INSURANCE SERIES By: Name: Steven I. Koszalka Title: Secretary
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY On Its behalf an each Account named in Schedule A, as may be amended from time to time By: /s/ Lisa Proch Name: Lisa Proch Title: VP	CAPITAL RESEARCH AND MANAGEMENT COMPANY By: Name: Michael J. Downer Title: Senior Vice President and Secretary
AMERICAN FUNDS DISTRIBUTORS, LLC By: Name: Timothy W. McHale Title: Secretary

Parties to the Original Agreement and the amended Agreement
HARTFORD LIFE INSURANCE COMPANY On Its behalf an each Account named in Schedule A, as may be amended from time to time By: Name: Title:	AMERICAN FUNDS INSURANCE SERIES By: /s/ Steven I. Koszalka Name: Steven I. Koszalka Title: Secretary
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY On Its behalf an each Account named in Schedule A, as may be amended from time to time By: Name: Title:	CAPITAL RESEARCH AND MANAGEMENT COMPANY By: /s/ Michael J. Downer Name: Michael J. Downer Title: Senior Vice President and Secretary
AMERICAN FUNDS DISTRIBUTORS, LLC By: /s/ Timothy W.. McHale Name: Timothy W. McHale Title: Secretary

Approved for Signature by CRMC Legal Dept.	[illegible]

SCHEDULE C
HIMCO Variable Insurance Trust
HIMCO VIT American Funds Asset Allocation Fund
HIMCO VIT American Funds Blue Chip Income and Growth Fund
HIMCO VIT American Funds Bond Fund
HIMCO VIT American Funds Global Bond Fund
HIMCO VIT American Funds Global Growth and Income Fund
HIMCO VIT American Funds Global Growth Fund
HIMCO VIT American Funds Global Small Capitalization Fund
HIMCO VIT American Funds Growth Fund
HIMCO VIT American Funds Growth-Income Fund
HIMCO VIT American Funds International Fund
HIMCO VIT American Funds New World Fund

SCHEDULE D
Persons Authorized to Act on Behalf of the Adviser
CRMC, the Master Distributor, the Master Trust and their agents are authorized to rely on instructions from the following individuals on behalf of the Adviser on its own behalf and on behalf of the Feeder Fund and the Feeder Series:
Nancy T. Janiszewski, Senior Research Antilyst-Quant
Timothy Drechsler-Martell, Assistant Portfolio Analyst
Robert J. Knox, Associate Analyst, LDP